                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                                 as Depositor

                                                      and

                                           WILMINGTON TRUST COMPANY

                                               as Owner Trustee

                                   _________________________________________

                                     AMENDED AND RESTATED TRUST AGREEMENT

                                         Dated as of February 24, 2006

                                  __________________________________________

                                     Home Equity Loan-Backed Certificates,
                                               Series 2006-HSA2

                                               Table of Contents

Section                                                                                    Page
                                               ARTICLE 1
                                              Definitions

Section 1.01.     Definitions...............................................................1
Section 1.02.     Other Definitional Provisions.............................................1

                                               ARTICLE II
                                              Organization

                                              ARTICLE III
                           Conveyance Of The Home Equity Loans; Certificates

Section 3.01.     Conveyance of The Home Equity Loans.......................................6
Section 3.02.     Initial Ownership.........................................................6
Section 3.03.     The Certificates..........................................................6
Section 3.04.     Authentication of Certificates............................................6
Section 3.05.     Registration of and Limitations on Transfer And Exchange of Certificates..7

Section 3.12.     Additional Certificate Security Balances Upon Issuance of Capped Funding

                                               ARTICLE IV
                                 Authority And Duties Of Owner Trustee

Section 4.04.     No Duties Except as Specified Under Specified Documents or In Instructions17
Section 4.05.     Restrictions.............................................................18
Section 4.06.     Prior Notice To Certificateholders and The Credit Enhancer With Respect

                                               ARTICLE V
                                       Application Of Trust Funds

                                               ARTICLE VI
                                      Concerning The Owner Trustee

                                              ARTICLE VII
                                     Compensation Of Owner Trustee

Section 7.01.     Owner Trustee's Fees And Expenses........................................27
Section 7.02.     Indemnification..........................................................27

                                              ARTICLE VIII
                                     Termination of Trust Agreement

Section 8.01.     Termination of Trust Agreement...........................................28
Section 8.02.     Additional Termination Requirements......................................29

                                               ARTICLE IX
                         Successor Owner Trustees and Additional Owner Trustees

                                               ARTICLE X
                                             Miscellaneous

Signatures

EXHIBIT

Exhibit A - ...Form of Class SB Certificate                                            A-1
Exhibit B - ...Certificate of Trust of Home Equity Loan Trust 2006-HSA2                B-1
Exhibit C - ...Form of 144A Investment Representation                                  C-1
Exhibit D - ...Form of Investor Representation Letter                                  D-1
Exhibit E -  ..Form of Transferor Representation Letter                                E-1
Exhibit F - ...Form of Certificate of Non-Foreign Status                               F-1
Exhibit G - ...Form of ERISA Representation Letter                                     G-1
Exhibit H -    Form of Representation Letter                                           H-1
Exhibit I  -   Form of Class R Certificates                                            I-1
Exhibit J-1-1  Form of Transfer Affidavit and Agreement                                J-1-1
Exhibit J-2-1  Form of Transferor Certificate                                          J-2-1

        This  Amended and  Restated  Trust  Agreement,  dated as of February  24, 2006 (as amended from time to time,  this  "Trust  Agreement"),  between  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  II,  INC.,  a  Delaware
corporation,  as depositor (the "Depositor") and WILMINGTON TRUST COMPANY, a Delaware banking  corporation,  as owner trustee (the "Owner Trustee"),

                                               WITNESSETH THAT:

        WHEREAS,  the Depositor and the Owner Trustee  entered into a trust  agreement dated as of February 22,
2006, in connection with the formation of a Delaware statutory trust (the "Original Trust Agreement"); and

        WHEREAS, the Depositor and the Owner Trustee wish to amend and restate the Original Trust Agreement.

        NOW,  THEREFORE,  in consideration of the mutual  agreements  herein  contained,  the Depositor and the
Owner Trustee agree as follows:

                                                   ARTICLE I

                                                  Definitions

        Section 1.01. Definitions.  For all purposes of this Trust  Agreement,  except as  otherwise  expressly provided  herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the  meanings  assigned to such terms in Appendix A to the  Indenture  dated  February 24, 2006 (the
"Indenture"), between Home Equity Loan Trust 2006-HSA2,  as issuer, and JPMorgan Chase Bank, N.A., as indenture trustee.  All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.02. Other Definitional Provisions.

        (a)    All terms  defined in this Trust  Agreement  shall have the  defined  meanings  when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        (b)    As used in this Trust  Agreement  and in any  certificate  or other  document  made or delivered pursuant hereto or thereto,  accounting  terms not defined in this Trust  Agreement or in any such  certificate or other document,  and accounting  terms partly defined in this Trust Agreement or in any such  certificate or other  document to the extent not defined,  shall have the respective  meanings  given to them under  generally accepted  accounting  principles.  To the  extent  that the  definitions  of  accounting  terms  in this  Trust
Agreement or in any such certificate or other document are  inconsistent  with the meanings of such terms under generally  accepted  accounting  principles,  the definitions  contained in this Trust Agreement or in any such certificate or other document shall control.

        (c)    The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Trust
Agreement  shall refer to this Trust  Agreement  as a whole and not to any  particular  provision of this Trust
Agreement;  Article,  Section and Exhibit  references  contained  in this Trust  Agreement  are  references  to
Articles,  Sections  and  Exhibits  in  or to  this  Trust  Agreement  unless  otherwise  specified;  the  term
"including" shall mean "including without limitation";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

        (d)    The definitions  contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        (e)    Any  agreement,  instrument  or statute  defined or referred to herein or in any  instrument  or certificate  delivered in connection herewith means such agreement,  instrument or statute as from time to time amended,  modified or supplemented  and includes (in the case of agreements or  instruments)  references to all attachments  thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted successors and assigns.

                                                  ARTICLE II

                                                 Organization

        Section 2.01. Name.  The trust created  hereby (the "Trust")  shall be known as "Home Equity Loan Trust
2006-HSA2," in which name the Owner Trustee may conduct the business of the Trust,  make and execute  contracts and other instruments on behalf of the Trust and sue and be sued.

        Section 2.02. Office.  The office of the Trust shall be in care of the Owner  Trustee at the  Corporate
Trust Office or at such other address in Delaware as the Owner  Trustee may designate by written  notice to the
Certificateholders, the Credit Enhancer and the Depositor.

        Section 2.03. Purposes and Powers.  The purpose of the Trust is to engage in the following activities:

        (a)    to issue the Notes  pursuant  to the  Indenture  and the  Certificates  pursuant  to this  Trust
Agreement and to sell the Notes and the Certificates;

        (b)    to purchase the Home Equity  Loans and to pay the  organizational,  start-up  and  transactional expenses of the Trust;

        (c)    to assign,  grant,  transfer,  pledge and convey the Home Equity Loans pursuant to the Indenture and to hold, manage and distribute to the  Certificateholders  pursuant to Section 5.01 any portion of the Home
Equity Loans released from the Lien of, and remitted to the Trust pursuant to the Indenture;

        (d)    to enter into and  perform  its  obligations  under the Basic  Documents  to which it is to be a party;

        (e)    to engage in those activities,  including entering into agreements, that are necessary, suitable or  convenient  to  accomplish  the  foregoing or are  incidental  thereto or connected  therewith,  including, without  limitation,  to accept  additional  contributions  of equity  that are not  subject to the Lien of the
Indenture; and

        (f)    subject to compliance  with the Basic  Documents,  to engage in such other  activities as may be required in  connection  with  conservation  of the Owner Trust Estate and the making of  distributions  to the
Certificateholders and the Noteholders.

The Trust is  hereby  authorized  to engage in the  foregoing  activities.  The Trust  shall not  engage in any activity  other than in  connection  with the foregoing or other than as required or authorized by the terms of this  Trust  Agreement  or the Basic  Documents  while  any Note is  outstanding  without  the  consent  of the
Certificateholders of Certificates  evidencing a majority of the aggregate  Certificate  Percentage Interest of each Class of  Certificates,  the  Noteholders  of Notes  representing  a majority  of the  aggregate  Security
Balances of the Notes and the Indenture Trustee.

        Section 2.04. Appointment  of Owner  Trustee.  The  Depositor  hereby  appoints  the Owner  Trustee  as trustee of the Trust  effective  as of the date  hereof,  to have all the  rights,  powers and duties set forth herein.

        Section 2.05. Initial  Capital  Contribution  of  Owner  Trust  Estate.  The  Depositor  hereby  sells, assigns,  transfers,  conveys  and  sets  over  to the  Trust,  as of  the  date  hereof,  the  sum  of $1.  In consideration  of the  delivery  by the Owner  Trustee,  on  behalf  of the  Trust,  of the  Securities  to the
Depositor or its designee,  upon the order of the Depositor,  the Owner Trustee hereby acknowledges  receipt in trust from the Depositor,  as of the Closing Date,  and  concurrently  with the execution and delivery  hereof, the Depositor does hereby transfer,  assign, set over and otherwise convey to the Trust, without recourse,  but subject to the other terms and  provisions  of this Trust  Agreement,  all of the right,  title and interest of the Depositor in and to the Owner Trust Estate.  The foregoing  transfer,  assignment,  set over and conveyance does not, and is not intended to, result in a creation or an  assumption by the Trust of any  obligation of the
Depositor  or any other  Person in  connection  with the Trust  Estate  or under any  agreement  or  instrument relating thereto, except as specifically set forth herein.

        The Owner Trustee,  on behalf of the Trust,  acknowledges the conveyance to the Trust by the Depositor, as of the Closing  Date, of the Owner Trust  Estate,  including all right,  title and interest of the Depositor in and to the Owner Trust Estate.  Concurrently  with such conveyance and in exchange  therefor,  the Trust has pledged the Trust Estate to the Indenture  Trustee and has executed the  Certificates  and the Notes and caused them to be duly authenticated and delivered.

        Section 2.06. Declaration  of Trust.  The Owner  Trustee  hereby  declares that it shall hold the Owner
Trust  Estate in trust  upon and  subject to the  conditions  set forth  herein for the use and  benefit of the
Certificateholders,  subject to the  obligations  of the Trust under the Basic  Documents.  It is the intention of the parties hereto that the Trust  constitute a statutory  trust under the Statutory  Trust Statute and that this Trust  Agreement  constitute the governing  instrument of such statutory  trust.  Effective as of the date hereof,  the Owner  Trustee  shall have all  rights,  powers and duties set forth  herein and in the  Statutory
Trust  Statute with respect to  accomplishing  the  purposes of the Trust.  It is the  intention of the parties hereto  that,  solely for  federal,  state and local  income and  franchise  tax  purposes,  the Trust shall be treated as a  disregarded  entity  while it is wholly  owned by a single  person or  entity,  with the Group II
Loans being treated as assets of the single  person or entity,  and the Class II Notes being debt of the entity and the  provisions  of this  Trust  Agreement  shall be  interpreted  to  further  this  intention.  It is the intention of the parties  hereto that solely for federal,  state and local income and  franchise  tax purposes, for so long as 100% of the Class SB-II  Certificates  are held by a single  person or entity,  the Trust (other than the portion of the Trust  constituting  the REMICs)  shall be treated as a  disregarded  entity,  with the
Trust Estate being  treated as assets of the single  person or entity,  and the Class II Notes being treated as debt of the  entity,  and the  provisions  of this  Trust  Agreement  shall  be  interpreted  to  further  this intention.  It is the  intention of the parties  hereto that,  an election to be treated as a REMIC ("REMIC I")
for federal  income tax purposes be made with  respect to the Home Equity  Loans in Loan Group I together  with the  proceeds  of the Home  Equity  Loans in Loan Group I and the  proceeds of the Group I Policy on deposit in the  Certificate  Distribution  Account,  the Custodial  Account and the Payment  Account,  for purposes of the
REMIC  Provisions.  It is also the  intention of the parties  hereto that a second  election to be treated as a
REMIC be made with  respect to the REMIC I Regular  Interests  ("REMIC  II").  The Issuer will  provide for the administration  of REMIC I and REMIC II pursuant to Article XI of the  Indenture.  If more than one person owns the Class SB-II Certificates,  then it is the intention of the parties hereto,  that solely for federal,  state and local  income and  franchise  tax  purposes  the Owner  Trust,  exclusive of the portion of the Owner Trust constituting  the  REMICs,  shall be treated as a  partnership,  with the assets of the  partnership  being the
Trust Estate,  exclusive of the assets of the REMICs,  the partners of the partnership being the Holders of the
Group II  Certificates  and the Class II Notes being debt of the  partnership  and the provisions of this Trust
Agreement shall be interpreted to further this intention.  The parties agree that,  unless  otherwise  required by  appropriate  tax  authorities,  the Owner Trustee will file or cause to be filed annual or other  necessary returns,  reports  and  other  forms  as  provided  by  the  original  Certificateholder  consistent  with  the characterization  of the Trust as an entity  wholly owned by the Depositor or an affiliate  thereof,  or if two or more persons own the  Certificates,  as a partnership  for such tax purposes and as provided by such holders of Certificates.

        Section 2.07. Liability of the Holders of the  Certificates.  The Holders of the Certificates  shall be liable for any entity level taxes imposed on the Trust.

        Section 2.08. Title to Trust  Property.  Legal title to the Owner Trust  Estate  shall be vested at all times in the Trust as a separate legal entity except where  applicable law in any  jurisdiction  requires title to any part of the Owner  Trust  Estate to be vested in a trustee or  trustees,  in which  case title  shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

        Section 2.09. Situs of Trust.  The Trust will be located  and  administered  in the State of  Delaware.
All bank  accounts  maintained  by the Owner  Trustee  on behalf of the Trust  shall be located in the State of
Delaware or the State of New York.  The Trust shall not have any  employees  in any state other than  Delaware;
provided,  however,  that nothing  herein shall  restrict or prohibit the Owner  Trustee from having  employees within or without  the State of  Delaware  or taking  actions  outside the State of Delaware in order to comply with Section 2.03.  Payments  will be received by the Trust only in Delaware or New York,  and payments will be made by the Trust  only  from  Delaware  or New York.  The only  office of the Trust  will be at the  Corporate
Trust Office in Delaware.

        Section 2.10. Representations  and Warranties of the  Depositor.  The Depositor  hereby  represents and warrants to the Owner Trustee that:

               (a)    The Depositor is duly  organized and validly  existing as a corporation  in good standing under the laws of the State of Delaware,  with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

               (b)    The  Depositor  is  duly  qualified  to do  business  as a  foreign  corporation  in good standing and has obtained  all  necessary  licenses  and  approvals in all  jurisdictions  in which the ownership  or lease of its property or the conduct of its business  shall  require such  qualifications and in which  the  failure  to so  qualify  would  have a  material  adverse  effect  on the  business, properties,  assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

               (c)    The  Depositor  has the power and  authority to execute and deliver this Trust  Agreement and to carry out its terms;  the Depositor has full power and authority to sell and assign the property to be sold and  assigned to and  deposited  with the Trust as part of the Trust and the  Depositor  has duly  authorized such sale and assignment and deposit to the Trust by all necessary  corporate  action;
        and the execution,  delivery and  performance of this Trust  Agreement have been duly authorized by the
        Depositor by all necessary corporate action.

               (d)    The  consummation  of the  transactions  contemplated  by this  Trust  Agreement  and the fulfillment  of the terms hereof do not  conflict  with,  result in any  material  breach of any of the terms and  provisions of, or constitute  (with or without  notice or lapse of time) a material  default under, the articles of incorporation or bylaws of the Depositor,  or any material indenture,  agreement or other  instrument  to which  the  Depositor  is a party or by which it is bound;  nor  result in the creation  or  imposition  of any Lien  upon any of its  properties  pursuant  to the  terms of any such indenture,  agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the  Depositor's  knowledge,  any order,  rule or  regulation  applicable to the
        Depositor  of any court or of any  federal or state  regulatory  body,  administrative  agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

        Section 2.11. Payment  of Trust  Fees.  The Owner  Trustee  shall  pay the  Trust's  fees and  expenses incurred with respect to the performance of the Trust's duties under the Indenture.

                                                  ARTICLE III

                               Conveyance of the Home Equity Loans; Certificates

        Section 3.01. Conveyance  of the Home Equity  Loans.  The  Depositor,  concurrently  with the execution and delivery hereof,  does hereby transfer,  convey,  sell and assign to the Trust, on behalf of the Holders of the Notes and the Certificates and the Credit Enhancer,  without  recourse,  all its right,  title and interest in and to the Home Equity  Loans.  The  Depositor  will also  provide the Trust with the Group I Policy and the
Group II Policy.

        The parties hereto intend that, for non-tax  purposes,  the  transaction  set forth herein be a sale by the  Depositor  to the Trust of all of its right,  title and interest in and to the Home Equity  Loans.  In the event that, for non-tax  purposes,  the  transaction set forth herein is not deemed to be a sale, the Depositor hereby  grants to the Trust a security  interest in all of its right,  title and  interest in, to and under the
Owner Trust  Estate,  all  distributions  thereon and all  proceeds  thereof;  and this Trust  Agreement  shall constitute a security agreement under applicable law.

        Section 3.02. Initial  Ownership.  Upon  the  formation  of  the  Trust  by  the  contribution  by  the
Depositor  pursuant to Section 2.05 and until the  conveyance of the Home Equity Loans pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

        Section 3.03. The  Certificates.  The  Certificates  shall be  issued  in  minimum  denominations  of a
Certificate  Percentage  Interest of 10.0000% and integral  multiples of 0.0001% in excess  thereof;  provided, however,  that  Certificates  may be issued in minimum  denominations  of less than 10.0000% in accordance with the provisions of Section 3.12. The Class SB-I  Certificates  and Class SB-II  Certificates  shall be issued in substantially  the form attached hereto as Exhibit A. The Class R-I  Certificates  and Class R-II  Certificates
shall be issued in substantially the form attached hereto as Exhibit I.

        The  Certificates  shall be  executed  on behalf of the Trust by manual or  facsimile  signature  of an authorized  officer  of  the  Owner  Trustee  and  authenticated  in  the  manner  provided  in  Section  3.04.
Certificates  bearing  the  manual or  facsimile  signatures  of  individuals  who were,  at the time when such signatures  shall have been  affixed,  authorized to sign on behalf of the Trust,  shall be validly  issued and entitled to the benefit of this Trust  Agreement,  notwithstanding  that such  individuals or any of them shall have ceased to be so authorized prior to the  authentication  and delivery of such Certificates or did not hold such  offices  at the date of  authentication  and  delivery  of such  Certificates.  A Person  shall  become a
Certificateholder  and shall be entitled to the rights and subject to the  obligations  of a  Certificateholder hereunder upon such Person's  acceptance of a Certificate  duly  registered in such Person's name,  pursuant to
Section 3.05.

        A transferee of a Certificate shall become a Certificateholder  and shall be entitled to the rights and subject  to  the  obligations  of  a  Certificateholder  hereunder  upon  such  transferee's  acceptance  of  a
Certificate duly registered in such  transferee's  name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

        Section 3.04. Authentication  of  Certificates.  Concurrently  with the  acquisition of the Home Equity
Loans by the  Trust,  the  Owner  Trustee  or the  Certificate  Paying  Agent  shall  cause  each  Class of the
Certificates in an initial  Certificate  Percentage  Interest of 100.00% to be executed on behalf of the Trust, authenticated  and  delivered  to or upon the written  order of the  Depositor,  signed by its  chairman of the board, its president or any vice president,  without further  corporate action by the Depositor,  in authorized denominations.  No Certificate  shall entitle its holder to any benefit under this Trust  Agreement or be valid for any purpose  unless there shall appear on such  Certificate a certificate of  authentication  substantially in the form set forth in  Exhibit A or  Exhibit I hereto,  executed  by the Owner  Trustee  or the  Certificate
Paying  Agent,  by manual  signature;  such  authentication  shall  constitute  conclusive  evidence  that such
Certificate shall have been duly  authenticated and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

        Section 3.05. Registration  of and  Limitations  on  Transfer  and  Exchange of  Certificates.  (a) The
Certificate  Registrar shall keep or cause to be kept, at the office or agency  maintained  pursuant to Section
3.09,  a  Certificate  Register in which,  subject to such  reasonable  regulations  as it may  prescribe,  the
Certificate  Registrar shall provide for the  registration  of  Certificates  and of transfers and exchanges of
Certificates as herein  provided.  The Indenture  Trustee shall be the initial  Certificate  Registrar.  If the
Certificate  Registrar  resigns  or is  removed,  the  Owner  Trustee  shall  appoint a  successor  Certificate
Registrar.

        Subject to satisfaction of the conditions set forth below,  upon surrender for registration of transfer of any  Certificate  at the office or agency  maintained  pursuant to Section  3.09,  the Owner  Trustee  shall execute,  authenticate  and deliver (or shall cause the Certificate  Registrar as its  authenticating  agent to authenticate  and  deliver),  in the  name  of the  designated  transferee  or  transferees,  one or  more  new
Certificates  of the same  Class in  authorized  denominations  of a like  aggregate  amount  dated the date of authentication  by the Owner  Trustee  or any  authenticating  agent.  At the  option  of a  Certificateholder,
Certificates  may be exchanged for other  Certificates of the same Class of authorized  denominations of a like aggregate  amount  upon  surrender  of the  Certificates  to be  exchanged  at the office or agency  maintained pursuant to Section 3.09.

        Every  Certificate  presented  or  surrendered  for  registration  of  transfer  or  exchange  shall be accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Certificate  Registrar  duly executed by the  Certificateholder  or such  Certificateholder's  attorney  duly  authorized  in writing.  Each
Certificate  surrendered for registration of transfer or exchange shall be cancelled and subsequently  disposed of by the Certificate Registrar in accordance with its customary practice.

        No service charge shall be made for any registration of transfer or exchange of  Certificates,  but the
Owner  Trustee  or the  Certificate  Registrar  may  require  payment of a sum  sufficient  to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        Except as described  below,  each holder of a Class SB-II  Certificate  or a Class R Certificate  shall establish  its  non-foreign  status  by  submitting  to the  Certificate  Paying  Agent an IRS Form W-9 and the
Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F).

        A Class SB-II  Certificate or Class R Certificate may be transferred to a  Certificateholder  unable to establish  its  non-foreign  status as  described in the  preceding  paragraph  only if such  Certificateholder provides  an Opinion of  Counsel,  which  Opinion  of Counsel  shall not be an expense of the Trust,  the Owner
Trustee,  the Certificate  Registrar or the Depositor,  satisfactory to the Depositor and the Credit  Enhancer, that such  transfer  (1) will not  affect  the tax  status of the Trust and (2) will not  adversely  affect the interests of any  Certificateholder,  Noteholder or the Credit Enhancer,  including,  without limitation,  as a result of the  imposition of any United  States  federal  withholding  taxes on the Trust (except to the extent that such  withholding  taxes would be payable solely from amounts  otherwise  distributable to the Certificate of the  prospective  transferee).  If such transfer occurs and such foreign  Certificateholder  becomes subject to such United States  federal  withholding  taxes,  any such taxes will be withheld by the Indenture  Trustee.
Each holder of a Class SB-II  Certificate or a Class R Certificate  unable to establish its non-foreign  status shall submit to the  Certificate  Paying Agent a copy of its Form W-8 and shall  resubmit  such Form W-8-BEN or such successor form as required by  then-applicable  regulations and shall resubmit such form every three years or with such frequency as required by then-applicable regulations.

        (b)(i) No  transfer,  sale,  pledge or other  disposition  of a  Certificate  shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the  registration  requirements of the Securities
Act and any  applicable  state  securities  laws or is made in accordance  with said Act and laws. In the event of any such  transfer,  the  Certificate  Registrar or the Depositor  shall prior to such transfer  require the transferee  (A) to either  (i)  execute an  investment  letter in  substantially  the form  attached  hereto as
Exhibit  C (or in such  form  and  substance  reasonably  satisfactory  to the  Certificate  Registrar  and the
Depositor)  which investment  letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate
Registrar,  the Master Servicer or the Depositor and which  investment  letter states that, among other things, such  transferee  (a) is a  "qualified  institutional  buyer" as defined  under  Rule 144A,  acting for its own account or the  accounts  of other  "qualified  institutional  buyers" as defined  under Rule 144A,  and (b) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements under the
Securities  Act,  provided by Rule 144A or (ii) (a) deliver to the  Certificate  Registrar  and the Depositor a written Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Certificate  Registrar and the  Depositor  that  such  transfer  may be made  pursuant  to an  exemption,  describing  the  applicable exemption  and the basis  therefor,  from  said Act and laws or is being  made  pursuant  to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust,  the Owner Trustee,  the Certificate  Registrar,
the Master  Servicer or the Depositor and (b) execute a  representation  letter,  substantially  in the form of
Exhibit D hereto,  and to cause the transferor to execute a  representation  letter,  substantially in the form of Exhibit E hereto,  each acceptable to and in form and substance  satisfactory  to the Certificate  Registrar and the Depositor  certifying the facts surrounding such transfer,  which  representation  letters shall not be an expense of the Trust,  the Owner Trustee,  the Certificate  Registrar,  the Master Servicer or the Depositor
and (B) in the  case of a Class  SB-II  Certificate  or Class R  Certificate  to  execute  the  Certificate  of
Non-Foreign  Status (in  substantially  the form  attached  hereto as Exhibit F)  acceptable to and in form and substance reasonably  satisfactory to the Certificate Registrar and the Depositor,  which certificate shall not be an  expense  of  the  Trust,  the  Owner  Trustee,  the  Certificate  Registrar  or  the  Depositor.  If the
Certificateholder  is unable to  provide a  Certificate  of  Non-Foreign  Status,  the  Certificateholder  must provide an Opinion of Counsel as  described  in the  preceding  paragraph.  The  Certificateholder  desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trust, the Owner Trustee,  the Certificate
Registrar,  the Master  Servicer,  the Credit Enhancer and the Depositor  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

        (ii)   No transfer of Certificates or any interest  therein shall be made to any employee  benefit plan or certain other retirement plans and arrangements,  including  individual  retirement  accounts and annuities,
Keogh plans and bank collective  investment funds and insurance  company general or separate  accounts in which such plans,  accounts or  arrangements  are  invested,  that are subject to ERISA,  or Section 4975 of the Code
(collectively,  "Plan"),  any Person acting,  directly or indirectly,  on behalf of any such Plan or any Person acquiring  such  Certificates  with "plan  assets"  of a Plan  within the  meaning of the  Department  of Labor regulation  promulgated at 29 C.F.R.ss.2510.3-101 ("Plan Assets") unless the Depositor,  the Owner Trustee, the
Certificate  Registrar and the Master  Servicer are provided with an Opinion of Counsel  which  establishes  to the satisfaction of the Depositor,  the Owner Trustee,  the Certificate  Registrar and the Master Servicer that the purchase of  Certificates  is  permissible  under  applicable  law,  will not  constitute  or result in any prohibited  transaction  under ERISA or Section 4975 of the Code and will not subject the Depositor,  the Owner
Trustee,  the  Certificate  Registrar  or  the  Master  Servicer  to any  obligation  or  liability  (including obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this
Trust  Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Owner  Trustee,  the
Certificate  Registrar  or the Master  Servicer.  Neither an Opinion  of Counsel  nor a  certification  will be required in connection  with the initial  transfer of any such  Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate  thereof shall be deemed to have  represented that such  affiliate is not a Plan or a Person  investing  Plan Assets of any Plan) and the Owner  Trustee  shall be entitled to conclusively rely upon a representation  (which, upon the request of the Owner Trustee,  shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

        (iii)  In addition,  no transfer of a Class SB-II Certificate shall be permitted,  and no such transfer shall be registered by the Certificate  Registrar or be effective hereunder,  unless evidenced by an Opinion of
Counsel  addressed to the Certificate  Registrar and the Credit Enhancer,  which establishes that such transfer or the  registration  of such  transfer  would  not  cause  the Trust to be  classified  as a  publicly  traded partnership,  by having more than 100  Certificateholders  at any time during the taxable year of the Trust, an association  taxable as a  corporation,  a  corporation  or a taxable  mortgage  pool for federal and  relevant state income tax purposes,  which Opinion of Counsel shall not be an expense of the  Certificate  Registrar and shall be an expense of the  proposed  transferee.  No Opinion of Counsel  will be required if such  transfer is made to a nominee of an existing beneficial holder of a Certificate.

        (iv)   In addition, no transfer,  sale, assignment,  pledge or other disposition of a Certificate shall be made unless the proposed  transferee executes a representation  letter  substantially in the form of Exhibit
D, or substantially  in the form of Exhibit H hereto,  that (1) the transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other Person or entity in  connection  with such acquisition  and (2) if the transferee is a partnership,  grantor trust or S corporation for federal income tax purposes,  the Certificates  acquired are not more than 50% of the assets of the partnership,  grantor trust or
S corporation.

        (v)    In addition,  with respect to each Class R Certificate,  (i) Each Person who has or who acquires any  Ownership  Interest in a Class R Certificate  shall be deemed by the  acceptance  or  acquisition  of such
Ownership  Interest to have agreed to be bound by the following  provisions and to have irrevocably  authorized the  Certificate  Paying Agent or its  designee  under clause  (vii)(A)  below to deliver  payments to a Person other than such Person and to negotiate  the terms of any  mandatory  sale under clause  (vii)(B)  below and to execute all  instruments  of transfer and to do all other things  necessary in  connection  with any such sale.
The rights of each Person  acquiring any Ownership  Interest in a Class R Certificate are expressly  subject to the following provisions:

(A)     Each Person holding or acquiring any Ownership  Interest in a Class R Certificate  shall be a Permitted
               Transferee and shall promptly notify the Owner Trustee of any change or impending  change in its status as a Permitted Transferee.
(B)     In  connection  with any proposed  Transfer of any  Ownership  Interest in a Class R  Certificate,  the
               Certificate  Registrar shall require  delivery to it, and shall not register the Transfer of any
               Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer  Affidavit and  Agreement," in the form attached  hereto as Exhibit J-1) from the proposed  Transferee,  in form and substance  satisfactory to the Master  Servicer,  representing  and  warranting,  among other  things,  that it is a  Permitted  Transferee,  that  it is not  acquiring  its  Ownership
               Interest in the Class R Certificate  that is the subject of the proposed  Transfer as a nominee, trustee  or agent  for any  Person  who is not a  Permitted  Transferee,  that for so long as it retains its Ownership Interest in a Class R Certificate,  it will endeavor to remain a Permitted
               Transferee,  and that it has reviewed the provisions of this Section 3.05 and agrees to be bound by  them,  and  (II) a  certificate,  in the form  attached  hereto  as  Exhibit  J-2,  from the
               Certificateholder of a Class R Certificate wishing to transfer the Class R Certificate,  in form and substance  satisfactory to the Master  Servicer,  representing  and warranting,  among other things,  that no purpose of the proposed  Transfer is to impede the  assessment or collection of tax.

(C)     Notwithstanding  the delivery of a Transfer  Affidavit  and  Agreement by a proposed  Transferee  under clause (B) above, if a Responsible Officer of the Certificate  Registrar who is assigned to this
               Agreement has actual knowledge that the proposed  Transferee is not a Permitted  Transferee,  no
               Transfer of an Ownership Interest in a Class R Certificate to such proposed  Transferee shall be effected.

(D)     Each Person  holding or acquiring  any Ownership  Interest in a Class R Certificate  shall agree (x) to require a Transfer  Affidavit and Agreement  from any other Person to whom such Person  attempts to  transfer  its  Ownership  Interest  in a Class R  Certificate  and (y) not to  transfer  its
               Ownership  Interest  unless it provides a certificate to the  Certificate  Registrar in the form attached hereto as Exhibit J-2.

(E)     Each Person  holding or acquiring an Ownership  Interest in a Class R  Certificate,  by  purchasing  an
               Ownership Interest in such Certificate,  agrees to give the Certificate Registrar written notice that  it  is  a  "pass-through  interest  holder"  within  the  meaning  of  Temporary  Treasury
               Regulations  Section  1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership Interest in a
               Class R Certificate,  if it is, or is holding an Ownership  Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (vi)   The  Certificate  Registrar  will  register the Transfer of any Class R  Certificate  only if it shall have received the Transfer Affidavit and Agreement,  a certificate of the  Certificateholder of a Class R
Certificate  requesting  such transfer in the form attached hereto as Exhibit G and all of such other documents as shall have been  reasonably  required by the  Certificate  Registrar  as a condition  to such  registration.
Transfers of the Class R Certificates to Non-United  States Persons and Disqualified  Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

        (vii)  (A)    If any Disqualified  Organization  shall become a holder of a Class R  Certificate,  then the last preceding  Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and obligations as  Certificateholder  of a Class R Certificate  thereof retroactive to the date of registration of such  Transfer of such Class R  Certificate.  If a Non-United  States Person shall become a holder of a Class R
Certificate,  then the last preceding  United States Person shall be restored,  to the extent permitted by law, to all rights and obligations as  Certificateholder  of a Class R Certificate  thereof  retroactive to the date of  registration  of such  Transfer  of such Class R  Certificate.  If a transfer of a Class R  Certificate  is disregarded pursuant to the provisions of Treasury  Regulations Section 1.860E-1 or Section 1.860G-3,  then the last  preceding  Permitted  Transferee  shall be  restored,  to the extent  permitted by law, to all rights and obligations as  Certificateholder  of a Class R Certificate  thereof retroactive to the date of registration of such  Transfer of such Class R  Certificate.  The  Certificate  Registrar  shall be under no  liability  to any
Person  for any  registration  of  Transfer  of a Class R  Certificate  that is in fact not  permitted  by this
Section 3.05 or for making any payments due on such  Certificate  to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B)    If any purported  Transferee  shall become a  Certificateholder  of a Class R Certificate in  violation  of the  restrictions  in this  Section  3.05  and to the  extent  that  the  retroactive restoration of the rights of the  Certificateholder  of such Class R Certificate as described in clause
        (vii)(A)  above shall be invalid,  illegal or  unenforceable,  then the Master  Servicer shall have the right,  without  notice to the  holder or any prior  holder of such Class R  Certificate,  to sell such
        Class R  Certificate  to a  purchaser  selected  by the  Master  Servicer  on such  terms as the Master
        Servicer  may choose.  Such  purported  Transferee  shall  promptly  endorse  and deliver  each Class R
        Certificate  in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the
        Master Servicer itself or any Affiliate of the Master  Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates),  expenses and taxes due, if any,  will be  remitted by the Master  Servicer  to such  purported  Transferee.  The terms and conditions of any sale under this clause  (vii)(B) shall be determined in the sole discretion of the Master  Servicer,  and the Master Servicer shall not be liable to any Person having an Ownership
        Interest in a Class R Certificate as a result of its exercise of such discretion.

               (viii) The REMIC  Administrator  shall make available all  information  necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership  Interest in a Class R  Certificate  to any
        Person who is a Disqualified  Organization,  including the information regarding "excess inclusions" of such Class R Certificates  required to be provided to the Internal  Revenue Service and certain Persons as described in Treasury  Regulations Sections  1.860D-1(b)(5) and 1.860E-2(a)(5),  and (B) as a result of any regulated  investment  company,  real estate investment trust,  common trust fund,  partnership, trust,  estate or organization  described in Section 1381 of the Code that holds an Ownership  Interest in a Class R  Certificate  having  as  among  its  record  holders  at any  time  any  Person  who is a
        Disqualified  Organization.  Reasonable  compensation for providing such information may be required by the REMIC  Administrator  before it will  provide such  information  to any such  potentially  affected
        Person.

               (ix)   The  provisions  of this  Section  3.05  set  forth  prior  to this  clause  (ix)  may be modified,  added to or  eliminated,  provided that there shall have been delivered to the Owner Trustee the following:

                      (A)    written   notification   from  each   Rating   Agency  to  the  effect   that  the
               modification,  addition to or elimination of such  provisions  will not cause such Rating Agency to downgrade  its  then-current  ratings,  if any, if determined  without  regard to the Group I
               Policy  and  Group II  Policy,  of any Class of the  Notes  below the lower of the  then-current rating or the rating  assigned to such Notes as of the Closing  Date by such Rating  Agency,  if determined without regard to the Group I Policy and Group II Policy; and

                      (B)    subject to Section  11.01(f) of the  Indenture,  an Officers'  Certificate  of the
               Master  Servicer  stating that the Master  Servicer has received an Opinion of Counsel,  in form and substance  satisfactory to the Master Servicer and the Credit  Enhancer,  to the effect that such  modification,  addition to or absence of such provisions will not cause any portion of any of the REMICs to cease to  qualify  as a REMIC and will not cause (x) any  portion of any of the
               REMICs to be subject to an  entity-level  tax caused by the Transfer of any Class R  Certificate to a Person that is a Disqualified  Organization or (y) a Certificateholder or another Person to be subject to a  REMIC-related  tax caused by the Transfer of a Class R Certificate  to a Person that is not a Permitted Transferee.

        Section 3.06. Mutilated,  Destroyed,  Lost or Stolen  Certificates.  If (i) any  mutilated  Certificate shall be surrendered to the Certificate  Registrar,  or if the Certificate  Registrar shall receive evidence to its  satisfaction  of the  destruction,  loss or theft of any  Certificate and (ii) there shall be delivered to the  Certificate  Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the  Issuer  from harm,  then in the  absence of notice to the  Certificate  Registrar  or the
Owner  Trustee that such  Certificate  has been  acquired by a bona fide  purchaser,  the Owner  Trustee  shall execute  on behalf of the  Trust  and the  Owner  Trustee  or the  Certificate  Paying  Agent,  as the  Trust's
authenticating  agent,  shall  authenticate  and  deliver,  in exchange  for or in lieu of any such  mutilated, destroyed,  lost or stolen  Certificate,  a new Certificate of like tenor and denomination.  In connection with the issuance of any new  Certificate  under this Section 3.06, the Owner Trustee or the  Certificate  Registrar
may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in  connection  therewith.  Any duplicate  Certificate  issued  pursuant to this Section 3.06 shall  constitute conclusive  evidence of ownership in the Trust,  as if originally  issued,  whether or not the lost,  stolen or destroyed Certificate shall be found at any time.

        Section 3.07. Persons  Deemed  Certificateholders.  Prior  to due  presentation  of a  Certificate  for registration  of transfer,  the Owner Trustee,  the Certificate  Registrar or any Certificate  Paying Agent may
treat the Person in whose name any Certificate is registered in the  Certificate  Register as the owner of such
Certificate  for the purpose of receiving  distributions  pursuant to Section  5.02 and for all other  purposes whatsoever,  and none of the Trust, the Owner Trustee,  the Certificate  Registrar or any Paying Agent shall be bound by any notice to the contrary.

        Section 3.08. Access to List of  Certificateholders'  Names and Addresses.  The  Certificate  Registrar
shall furnish or cause to be furnished to the Depositor or the Owner  Trustee,  within 15 days after receipt by the  Certificate  Registrar of a written request  therefor from the Depositor or the Owner Trustee,  a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may reasonably  require, of the names and addresses of the  Certificateholders  as of the most recent Record Date. Each Holder,  by receiving and holding a  Certificate,  shall be deemed to have agreed not to hold any of the Trust,  the Depositor,  the  Certificate
Registrar or the Owner Trustee  accountable by reason of the disclosure of its name and address,  regardless of the source from which such information was derived.

        Section 3.09. Maintenance  of Office  or  Agency.  The Owner  Trustee,  on behalf of the  Trust,  shall maintain  in the City of New York an  office  or  offices  or  agency or  agencies  where  Certificates  may be surrendered  for  registration  of  transfer  or  exchange  and where  notices and demands to or upon the Owner
Trustee in respect of the  Certificates  and the Basic  Documents may be served.  The Owner  Trustee  initially designates  the Corporate  Trust Office of the  Indenture  Trustee as its office for such  purposes.  The Owner
Trustee shall give prompt written notice to the Depositor,  the Credit Enhancer and the  Certificateholders  of
any change in the location of the Certificate Register or any such office or agency.

        Section 3.10. Certificate Paying Agent.    (a) The  Certificate  Paying Agent shall make  distributions to Certificateholders  from the Certificate  Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments  remitted to the Certificate  Paying Agent by the Indenture  Trustee  pursuant to Section 3.05 of the Indenture.  The Trust hereby  appoints the Indenture
Trustee as  Certificate  Paying Agent and the Indenture  Trustee hereby  accepts such  appointment  and further agrees that it will be bound by the  provisions  of this Trust  Agreement  relating to the  Certificate  Paying
Agent and shall:

               (i)    hold  all  sums  held  by it  for  the  payment  of  amounts  due  with  respect  to  the
Certificates  in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such
Persons or otherwise disposed of as herein provided;

               (ii)   give the  Owner  Trustee  notice  of any  default  by the  Trust  of which it has  actual knowledge in the making of any payment required to be made with respect to the Certificates;

               (iii)  at any time during the  continuance of any such default,  upon the written request of the
Owner  Trustee,  forthwith  pay to the Owner  Trustee  on behalf of the Trust all sums so held in Trust by such
Certificate Paying Agent;

               (iv)   immediately  resign as  Certificate  Paying Agent and  forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the  payment of  Certificates  if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

               (v)    comply  with all  requirements  of the Code  with  respect  to the  withholding  from any payments made by it on any  Certificates of any applicable  withholding  taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

               (vi)   deliver to the Owner  Trustee a copy of the report to  Certificateholders  prepared  with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

        (b)    The Trust may revoke such power and remove the  Certificate  Paying  Agent if the Owner  Trustee determines  in its sole  discretion  that the  Certificate  Paying  Agent  shall  have  failed to  perform  its obligations  under this Trust Agreement in any material  respect.  The Indenture  Trustee shall be permitted to resign as Certificate  Paying Agent upon 30 days' written  notice to the Owner Trustee;  provided the Indenture
Trustee is also  resigning as Paying Agent under the  Indenture at such time.  In the event that the  Indenture
Trustee shall no longer be the  Certificate  Paying Agent under this Trust Agreement and Paying Agent under the
Indenture,  the Owner Trustee shall  appoint a successor to act as  Certificate  Paying Agent (which shall be a bank or trust  company)  and which shall also be the  successor  Paying  Agent under the  Indenture.  The Owner
Trustee  shall cause such  successor  Certificate  Paying  Agent or any  additional  Certificate  Paying  Agent appointed  by the Owner  Trustee to execute and deliver to the Owner  Trustee an  instrument  to the effect set forth in this Section 3.10 as it relates to the Certificate  Paying Agent.  The Certificate  Paying Agent shall return  all  unclaimed  funds to the Trust and upon  removal of a  Certificate  Paying  Agent such  Certificate
Paying Agent shall also return all funds in its  possession  to the Trust.  The  provisions  of Sections  6.01,
6.04,  6.05,  6.06, 7.01 and 7.02 shall apply to the  Certificate  Paying Agent to the extent  applicable.  Any reference in this Trust  Agreement to the  Certificate  Paying Agent shall include any  co-paying  agent unless the context requires otherwise.

        (c)    The  Certificate  Paying  Agent  shall  establish  and  maintain  with  itself  the  Certificate
Distribution  Account in which the  Certificate  Paying Agent shall deposit,  on the same day as it is received from the Indenture Trustee,  each remittance  received by the Certificate Paying Agent with respect to payments made pursuant to the  Indenture.  The  Certificate  Paying Agent shall make all  distributions  of  Certificate
Distribution Amounts on the Certificates, from moneys on deposit in the Certificate Distribution Account.

        Section 3.11. Cooperation.  The Owner  Trustee  shall  cooperate  in all respects  with any  reasonable request by the Credit  Enhancer  for action to  preserve or enforce  the Credit  Enhancer's  rights or interest under this Trust  Agreement  or the  Insurance  Agreement,  consistent  with this Trust  Agreement  and without limiting the rights of the Certificateholders as otherwise expressly set forth in this Trust Agreement.

        Section 3.12. Additional  Certificate  Security  Balances Upon Issuance of Capped  Funding  Notes.  (a)
On any date on which  Variable  Funding  Notes are  exchanged  for Capped  Funding  Notes  pursuant  to Section
4.01(d) of the Indenture,  the Security Balance of one or more Class SB-II  Certificates  shall be increased in an amount equal to the Additional  Certificate  Security Balance as required pursuant to the Opinion of Counsel required to be  delivered  pursuant to Section  4.01(d) of the  Indenture  in  connection  with the issuance of
Capped Funding Notes. In addition,  on any Payment Date on which the Additional  Balance  Differential for such
Payment Date if added to the aggregate  Security  Balance of the Variable  Funding Notes (after  application of any  principal  payments to be made thereon on such Payment Date) would cause the  aggregate  Security  Balance thereof to exceed the Maximum Variable Funding Balance,  then the Security Balance of one or more  Certificates shall be increased by the amount of such excess.

        (b)    100.00% of the value of the Additional  Certificate Security Balance shall be added to any Class
SB-II   Certificate   held  by  the  Seller  or  an  Affiliate   thereof  without  the  consent  of  the  other
Certificateholders;  or if no such Class  SB-II  Certificate  exists,  a new Class SB-II  Certificate  or Class
SB-II  Certificates  shall be issued at the  direction  of the  Seller or an  Affiliate  thereof  having in the aggregate a Security  Balance  equal to such 100.00% of such value.  Alternatively,  the Depositor may allocate any  portion  of such  value to a Class  SB-II  Certificateholder  other  than the  Depositor  or an  Affiliate thereof,  provided  that such  Certificateholder  provides its written  consent to the  Depositor and the Owner
Trustee.

        (c)    Following such increase,  the Certificate  Percentage  Interest of each Class SB-II  Certificate shall be  recalculated,  the numerator of which shall be the value thereof  including the  respective  value of the portion of the Additional  Certificate  Security  Balance added thereto  pursuant to this Section 3.12, and the denominator of which shall be the value of all the Class SB-II  Certificates  following such increase.  The
Owner  Trustee  shall issue new Class SB-II  Certificates  with new  Certificate  Percentage  Interests to each
Holder of the Class SB-II Certificates,  with such Certificate  Percentage Interests calculated to four decimal places.  In addition,  the new Class SB-II  Certificates may be issued in minimum  denominations of 0.0001% and integral  multiples of 0.0001% in excess thereof.  This  subsection,  and subsections (d) and (e) below,  shall not apply in the event that any  Additional  Certificate  Security  Balance is  allocated  in  accordance  with subsection  (b)  either (i) at any time when there is only one Class  SB-II  Certificateholder,  or (ii) at any time  when  there is more  than one Class  SB-II  Certificateholder  if such  Additional  Certificate  Security
Balance is allocated on a pro rata basis among all Class SB-II Certificates.

        (d)    For purposes of the  foregoing,  the "value" of any Class SB-II  Certificate  or any  Additional
Certificate  Security  Balance added thereto shall be determined by the Seller in its sole discretion  based on reasonable cash flow  assumptions and valuation  methods,  and any such  determination  shall be binding on the
Certificateholders.  If the Seller is unable to determine the "value," the Owner  Trustee  shall  determine the
"value" using the same assumptions and methods.

        (e)    The Owner Trustee,  the Indenture  Trustee and the Issuer agree to cooperate with each other and the  Depositor  and the Seller and to cause no  unreasonable  delay in  adjusting  the  Certificate  Percentage
Interests  of the Class SB-II  Certificates  pursuant to this  Section  3.12 and the issuing of Capped  Funding
Notes in connection with Section 4.01(d) of the Indenture.

        Section 3.13.  Subordination.  Except as otherwise provided in the Basic Documents,  for so long as any
Notes are  outstanding or unpaid,  the  Certificateholders  will generally be subordinated in right of payment, under the  Certificates  or  otherwise,  to payments to the  Noteholders  under,  or otherwise  related to, the
Indenture.  If an Event of Default has occurred and is continuing under the Indenture,  the  Certificates  will be fully  subordinated  to obligations  owing by the Trust to the Noteholders and the Credit Enhancer under, or otherwise  related  to,  the  Indenture,  and no  distributions  will  be made on the  Certificates  until  the
Noteholders and the Indenture Trustee and the Credit Enhancer have been irrevocably paid in full.

        Section 3.14. No Priority Among Certificates.  All Certificateholders  shall rank equally as to amounts distributable  upon the  liquidation,  dissolution  or winding up of the Trust,  with no preference or priority being afforded to any Certificateholders over any other  Certificateholders,  except that amounts distributable to the Group I Certificates  will be distributed  first to the Class SB-I  Certificates,  in an amount equal to the Class  SB-I  Distribution  Amount for such  Payment  Date and the Class  SB-I  Distribution  Amount for any
previous  Payment  Date  to the  extent  not  previously  paid,  before  being  distributed  to the  Class  R-I
Certificates,  and amounts  distributable  to the Class SB-II  Certificates  will be  distributed  to the Class
SB-II Certificates.

                                                  ARTICLE IV

                                     Authority and Duties of Owner Trustee

        Section 4.01. General  Authority.  The Owner Trustee is authorized  and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each  certificate or other document  attached as an exhibit to or  contemplated  by the Basic  Documents  to which the Trust is to be a party and any  amendment or other  agreement  or  instrument  described  herein,  in each  case,  in such form as the Owner  Trustee  shall approve,  as evidenced  conclusively by the Owner Trustee's  execution  thereof.  In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

        Section 4.02. General  Duties.  The  Owner  Trustee  shall  be  responsible  to  administer  the  Trust pursuant  to the terms of this Trust  Agreement  and the Basic  Documents  to which the Trust is a party and in the interest of the  Certificateholders,  subject to the Basic  Documents and in accordance with the provisions of this Trust Agreement.

        Section 4.03. Action  upon  Instruction.  (a)  Subject to this  Article IV and in  accordance  with the terms of the Basic Documents,  the  Certificateholders  may by written  instruction direct the Owner Trustee in the  management  of the Trust.  Such  direction  may be  exercised  at any time by written  instruction  of the
Certificateholders pursuant to this Article IV.

        (b)    Notwithstanding  the  foregoing,  the Owner  Trustee  shall not be  required  to take any action hereunder or under any Basic  Document if the Owner Trustee  shall have  reasonably  determined,  or shall have been advised by counsel,  that such action is likely to result in  liability  on the part of the Owner  Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

        (c)    Whenever the Owner Trustee is unable to decide between  alternative  courses of action permitted or required by the terms of this Trust  Agreement or under any Basic  Document,  or in the event that the Owner
Trustee is unsure as to the  application of any provision of this Trust  Agreement or any Basic Document or any such  provision  is  ambiguous  as to its  application,  or is, or  appears to be, in  conflict  with any other applicable  provision,  or in the event  that this  Trust  Agreement  permits  any  determination  by the Owner
Trustee or is silent or is  incomplete  as to the course of action  that the Owner  Trustee is required to take with  respect to a particular  set of facts,  the Owner  Trustee  shall  promptly  give notice (in such form as shall be appropriate under the  circumstances) to the  Certificateholders  (with a copy to the Credit Enhancer)
requesting  instruction  as to the course of action to be adopted,  and to the extent the Owner Trustee acts in good faith in accordance with any written  instructions  received from Holders of  Certificates  representing a majority  of the  Security  Balance of each Class of  Certificates,  the Owner  Trustee  shall not be liable on account of such action to any Person.  If the Owner  Trustee shall not have  received  appropriate  instruction within 10 days of such notice (or within such  shorter  period of time as  reasonably  may be specified in such notice or may be  necessary  under the  circumstances)  it may,  but shall be under no duty to, take or refrain from taking such action not  inconsistent  with this Trust Agreement or the Basic  Documents,  as it shall deem to be in the best  interests of the  Certificateholders,  and the Owner  Trustee shall have no liability to any
Person for such action or inaction.

        Section 4.04. No Duties Except as Specified under  Specified  Documents or in  Instructions.  The Owner
Trustee shall not have any duty or obligation to manage,  make any payment with respect to,  register,  record, sell,  dispose of, or otherwise  deal with the Owner Trust Estate,  or to otherwise take or refrain from taking any action  under,  or in connection  with,  any document  contemplated  hereby to which the Owner Trustee is a party,  except as expressly  provided (i) in accordance with the powers granted to and the authority  conferred upon the Owner  Trustee  pursuant to this Trust  Agreement,  (ii) in  accordance  with the Basic  Documents and
(iii) in accordance with any document or instruction  delivered to the Owner Trustee  pursuant to Section 4.03;
and no implied duties or  obligations  shall be read into this Trust  Agreement or any Basic  Document  against the Owner  Trustee.  The Owner Trustee shall have no  responsibility  for filing any financing or  continuation statement in any public office at any time or to otherwise  perfect or maintain the  perfection of any security interest or lien granted to it hereunder or to prepare or file any  Securities and Exchange  Commission  filing for the Trust or to record this Trust Agreement or any Basic Document.  The Owner Trustee  nevertheless  agrees that it will,  at its own cost and expense,  promptly  take all action as may be  necessary  to  discharge  any liens on any part of the Owner Trust Estate that result from actions by, or claims  against,  the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

        Section 4.05. Restrictions.   (a)  The  Owner   Trustee   shall  not  take  any   action  (x)  that  is
inconsistent  with the purposes of the Trust set forth in Section 2.03 or (y) that, to the actual  knowledge of the Owner Trustee,  would result in the Trust becoming  taxable as a corporation or a taxable mortgage pool for federal  income tax  purposes or would cause REMIC I or REMIC II to fail to qualify as a REMIC at any time that any of the Notes or  Certificates  are  outstanding or any obligations are due and owing to the Credit Enhancer under the Insurance Agreement.  The  Certificateholders  shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

        (b)    The Owner  Trustee  shall not  convey or  transfer  any of the  Trust's  properties  or  assets, including  those  included in the Trust  Estate,  to any person unless (a) it shall have received an Opinion of
Counsel to the effect that such  transaction  will not have any material  adverse tax  consequence to the Trust or any  Certificateholder  and (b) such  conveyance  or transfer  shall not violate the  provisions  of Section
3.16(b) of the Indenture.

        Section 4.06. Prior  Notice to  Certificateholders  and the Credit  Enhancer  with  Respect to Certain
Matters.  With respect to the following  matters,  the Owner Trustee shall not take action unless,  at least 30 days before the taking of such action,  the Owner Trustee shall have  notified the  Certificateholders  and the
Credit Enhancer in writing of the proposed  action and Holders of  Certificates  representing a majority of the
Security  Balance  thereof and the Credit  Enhancer  shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such  Certificateholders  and the Credit Enhancer have withheld consent or provided alternative direction:

        (a)    the  initiation  of any claim or  lawsuit by the Trust  (except  claims or  lawsuits  brought in connection  with the  collection  of cash  distributions  due and owing  under the Home  Equity  Loans) and the compromise  of any  action,  claim or lawsuit  brought  by or against  the Trust  (except  with  respect to the aforementioned  claims or lawsuits for  collection  of cash  distributions  due and owing under the Home Equity
Loans);

        (b)    the  election  by the  Trust to file an  amendment  to the  Certificate  of Trust  (unless  such amendment is required to be filed under the Statutory Trust Statute);

        (c)    the amendment of the Indenture by a supplemental  indenture in  circumstances  where the consent of any Noteholder is required;

        (d)    the amendment of the Indenture by a supplemental  indenture in  circumstances  where the consent of any  Noteholder  is not  required  and such  amendment  materially  adversely  affects  the  interest of the
Certificateholders; and

        (e)    the  appointment  pursuant to the  Indenture  of a successor  Note  Registrar,  Paying  Agent or
Indenture  Trustee or pursuant to this Trust  Agreement of a successor  Certificate  Registrar  or  Certificate
Paying  Agent or the  consent  to the  assignment  by the Note  Registrar,  Paying  Agent,  Indenture  Trustee,
Certificate  Registrar  or  Certificate  Paying  Agent of its  obligations  under the  Indenture  or this Trust
Agreement, as applicable.

        Section 4.07. Action by  Certificateholders  with Respect to Certain  Matters.  The Owner Trustee shall not have the power,  except upon the  direction of  Certificateholders  evidencing  not less than a majority of the outstanding  Security  Balance of the  Certificates,  and with the consent of the Credit  Enhancer,  to (a)
remove the Master  Servicer  under the  Servicing  Agreement  pursuant to Section 7.01 thereof or (b) except as expressly  provided  in the  Basic  Documents,  sell  the  Home  Equity  Loans  after  the  termination  of the
Indenture.  The Owner  Trustee shall take the actions  referred to in the preceding  sentence only upon written instructions  signed by  Certificateholders  evidencing  not less than a majority of the  outstanding  Security
Balance of the Certificates and with the consent of the Credit Enhancer.

        Section 4.08. Action by  Certificateholders  with Respect to  Bankruptcy.  The Owner  Trustee shall not have the power to commence a voluntary  proceeding  in  bankruptcy  relating to the Trust without the unanimous prior approval of all  Certificateholders  and with the consent of the Credit  Enhancer and the delivery to the
Owner  Trustee  by  each  such  Certificateholder  of a  certificate  certifying  that  such  Certificateholder reasonably believes that the Trust is insolvent.

        Section 4.09. Restrictions on Certificateholders'  Power. The  Certificateholders  shall not direct the
Owner  Trustee to take or to refrain  from taking any action if such  action or  inaction  would be contrary to any  obligation of the Trust or the Owner Trustee under this Trust  Agreement or any of the Basic  Documents or would be contrary to Section 2.03,  nor shall the Owner Trustee be obligated to follow any such  direction,  if given.

        Section 4.10. Majority Control.  Except as expressly  provided herein,  any action that may be taken by the Certificateholders  under this Trust Agreement may be taken by the  Certificateholders  evidencing not less than a  majority  of the  outstanding  Security  Balance  of the  Certificates.  Except as  expressly  provided herein,  any written  notice of the  Certificateholders  delivered  pursuant to this Trust  Agreement  shall be effective  if signed by  Certificateholders  evidencing  not less than a majority of the  outstanding  Security
Balance of the Certificates at the time of the delivery of such notice.

        Section 4.11. Doing  Business in Other  Jurisdictions.  Notwithstanding  anything  contained  herein to the contrary,  neither  Wilmington  Trust Company nor the Owner Trustee shall be required to take any action in any  jurisdiction  other  than in the State of  Delaware  if the  taking of such  action  will,  even after the appointment  of a co-trustee  or separate  trustee in  accordance  with  Section  9.05 hereof,  (i) require the consent or approval or authorization  or order of or the giving of notice to, or the  registration  with or the taking  of any  other  action  in  respect  of,  any  state or other  governmental  authority  or agency of any jurisdiction other than the State of Delaware;  (ii) result in any fee, tax or other governmental  charge under the laws of the State of Delaware  becoming  payable by Wilmington Trust Company,  or (iii) subject  Wilmington
Trust  Company to personal  jurisdiction  in any  jurisdiction  other than the State of Delaware  for causes of action arising from acts unrelated to the  consummation of the  transactions by Wilmington Trust Company or the
Owner Trustee, as the case may be, contemplated hereby.

        Section  4.12.  Removal  of Home  Equity  Loans.  Certificateholders  holding  100% of the  Certificate
Percentage  Interests  of the Class  SB-II  Certificates  may,  by  delivering  a written  request to the Owner
Trustee to such  effect,  cause the  removal  of Home  Equity  Loans in Loan Group II from the Trust  Estate in accordance  with and  subject  to the  provisions  of  Section  3.15(b) of the  Servicing  Agreement.  Promptly
following  receipt of any such request,  the Owner  Trustee  shall  deliver to the Master  Servicer the written notice  and  request  required  to be  delivered  to the Master  Servicer  pursuant  to Section  3.15(b) of the
Servicing  Agreement.  Any Group II Loans  removed  from the Trust  Estate  pursuant to Section  3.15(b) of the
Servicing  Agreement  shall be  property  of the  Issuer  and,  upon the  written  request  of the Class  SB-II
Certificateholders  holding 100% of the Certificate  Percentage  Interests of the Class SB-II Certificates,  be
released to the Class SB-II  Certificateholders  as a dividend and in accordance with the written  instructions of such Certificateholders.

                                                   ARTICLE V

                                          Application of Trust Funds

        Section 5.01. Distributions.  (a) On each Payment Date, the Certificate  Paying Agent shall  distribute to the Certificateholders  all funds on deposit in the Certificate  Distribution Account and available therefor
(as provided in Section 3.05 of the Indenture),  as the Certificate  Distribution Amount for such Payment Date.
Any such  amounts  payable to the  holders of the Group I  Certificates  shall be  distributed,  first,  to the
Certificateholders  of the Class SB-I  Certificates,  in an amount equal to the Class SB-I Distribution  Amount for such Payment Date and the Class SB-I  Distribution  Amount for any previous  Payment Date to the extent not previously paid, and second, to the  Certificateholders  of the Class R-I Certificates,  any amounts remaining.
All  distributions  made  pursuant to this Section to any Class of  Certificates  shall be  distributed  to the
Certificateholders of such Class pro rata based on the respective Percentage Interests thereof.

        (b)    In the event that any  withholding  tax is  imposed  on the  distributions  (or  allocations  of
income)  to  a   Certificateholder,   such  tax  shall  reduce  the  amount  otherwise   distributable  to  the
Certificateholder  in accordance  with this Section 5.01.  The  Certificate  Paying Agent is hereby  authorized and directed to retain or cause to be retained from amounts otherwise  distributable to the  Certificateholders sufficient  funds for the payment of any tax that is legally  owed by the Trust (but such  authorization  shall not  prevent the Owner  Trustee  from  contesting  any such tax in  appropriate  proceedings,  and  withholding payment  of such tax,  if  permitted  by law,  pending  the  outcome  of such  proceedings).  The amount of any withholding  tax imposed  with  respect to a  Certificateholder  shall be treated as cash  distributed  to such
Certificateholder  at the time it is withheld by the  Certificate  Paying Agent and remitted to the appropriate taxing  authority.  If there is a possibility  that  withholding  tax is payable with respect to a distribution
(such as a  distribution  to a  non-U.S.  Certificateholder),  the  Certificate  Paying  Agent  may in its sole discretion withhold such amounts in accordance with this paragraph (b).

        (c)    Distributions  to  Certificateholders  shall be  subordinated  to the  creditors  of the  Trust, including the Noteholders.

        (d)    Allocations of profits and losses, as determined for federal income tax purposes,  shall be made among the Classes of Group I  Certificates  in accordance  with the REMIC  provisions  and within each Class of
Certificates  to the  Certificateholders  on a pro rata basis  based on the  Certificate  Percentage  Interests thereof.

        (e)    [Reserved]

        (f)    On each Distribution Date, the following amounts,  in the following order of priority,  shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

               (i)    first,  to the extent of the  Available  Distribution  Amount,  to the Holders of REMIC I
        Regular  Interest LT1, REMIC I Regular  Interest LT2, REMIC I Regular  Interest LT3 and REMIC I Regular
        Interest  LT4,  pro rata,  in an amount  equal to (A) their  Uncertificated  Accrued  Interest for such
        Distribution  Date,  plus (B) any amounts in respect  thereof  remaining  unpaid from previous  Payment
        Dates; and

               (ii)   second,  on each  Payment  Date,  to the Holders of REMIC I Regular  Interests  after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):

                      (i)    to the Holders of the REMIC I Regular  Interest LT2, REMIC I Regular  Interest LT3
               and REMIC I Regular Interest LT4, their respective Principal Distribution Amounts;

                      (ii)   to the  Holders  of the  REMIC I  Regular  Interest  LT1 any  remainder  until the
               Uncertificated Principal Balance thereof is reduced to zero;

                      (iii)  any  remainder  to the  Holders  of the  REMIC I  Regular  Interest  LT2,  REMIC I
               Regular  Interest LT3 and REMIC I Regular  Interest LT4 pro rata  according to their  respective
               Uncertificated  Principal  Balances as reduced by the distributions  deemed made pursuant to (i)
               above, until their respective Uncertificated Principal Balances are reduced to zero; and

                      (iv)   any remaining amounts to the Holders of the Class R-I Certificates; and

        (g)    On each Payment Date,  following the distributions  made pursuant to clauses (i) through (iv) of
Section  3.05(a)(I) of the  Indenture,  the remaining  amount shall be deemed  distributed by REMIC II first to
REMIC II Regular  Interest  SB-IO until its accrued and unpaid  interest for the current and all prior  Payment
Dates shall have been reduced to zero,  second to the REMIC II Regular Interest SB-PO until the  Uncertificated
Principal  Balance  thereof  shall  have been  reduced  to zero and third to the Class  R-II  Certificates  any remaining  amount.  From the amounts  deemed  distributed  from REMIC II pursuant  to the  preceding  sentence, first the Class R-II  Certificateholder  and then the Class  SB-I (as the owner of REMIC II  Regular  Interests
SB-IO and SB-PO)  shall be deemed to have paid the  amounts  required to be paid  pursuant  to clause  (vii) of
Section 3.05(a)(I).

        Section 5.02. Method of  Payment.  Subject to Section  8.01(c),  distributions  required  to be made to
Certificateholders  on any Payment Date as provided in Section 5.01 shall be made to each  Certificateholder of record on the preceding  Record Date either by wire transfer,  in immediately  available  funds, to the account of such Holder at a bank or other entity having  appropriate  facilities  therefor,  if such  Certificateholder shall have provided to the Certificate  Registrar  appropriate written instructions at least five Business Days prior to such  Payment  Date or, if not,  by check  mailed to such  Certificateholder  at the  address  of such
Holder appearing in the Certificate Register.

        Section 5.03. Signature  on  Returns.  The  Owner  Trustee  shall  sign on  behalf of the Trust the tax returns of the Trust.  The REMIC  Administrator,  as agent for the Owner  Trustee,  shall sign on behalf of the
Trust the tax returns of REMIC I and REMIC II. The Owner  Trustee shall give the REMIC  Administrator  all such powers of attorney as are needed to enable the REMIC  Administrator  to prepare and sign such tax  returns.  In the event that approval from the applicable  District  Director of the Internal  Revenue  Service for the REMIC
Administrator  or the Master Servicer to sign the tax returns is not  forthcoming  following  application,  the
REMIC  Administrator  shall  prepare and the Owner Trustee shall sign the tax returns for REMIC I, REMIC II and
REMIC III or the Master  Servicer  shall  prepare  and the Owner  Trustee  shall sign the tax  returns  for the
Trust, as applicable.

        Section 5.04. Statements to  Certificateholders.  On each Payment Date,  the  Certificate  Paying Agent shall send to each  Certificateholder  the  statement  or  statements  provided  to the Owner  Trustee  and the
Certificate  Paying Agent by the Master  Servicer  pursuant to Section  4.01 of the  Servicing  Agreement  with respect to such Payment Date.

        Section 5.05. Tax  Reporting.  So long as the Depositor or any Affiliate of the Depositor  owns 100% of the  Certificates  (the "Original  Certificateholder"),  then no separate  federal and state income tax returns and information  returns or statements  will be filed with respect to the Trust,  other than the portion of the
Trust  constituting  the  REMICs.  If  the  Original  Certificateholder  is  no  longer  the  sole  Class  SB-I
Certificateholder,  the subsequent holders of the Class SB-I Certificates by their acceptance hereof,  agree to appoint  the  Original  Certificateholder  as  their  agent  for  the tax  matters  partner  and  the  Original
Certificateholder,  as agent for such  holders,  agrees to perform all duties  necessary to comply with federal and state income tax laws.

        Any Class  SB-II  Certificateholder  that  holds  100% of the Class  SB-II  Certificates  agrees by its purchase  of 100% of the Class  SB-II  Certificates  to treat the Trust,  other  than the  portion of the Trust constituting  the REMICs,  as a  disregarded  entity  wholly  owned by such Class SB-II  Certificateholder  for purposes  of federal  and state  income tax,  franchise  tax and any other tax  measured in whole or in part by income,  with the assets of the Trust (other than the assets  constituting  the REMICs)  being treated as being owned by such Certificateholder, and the Notes being debt of the Certificateholder.

        Section 5.06. Reports to the Master  Servicer.  In connection  with the  preparation  and filing by the
Master  Servicer,  on behalf of the Depositor and in respect of the Trust, of periodic  reports  required to be filed under the  provisions of the Exchange Act and the rules and  regulations  of the  Commission  thereunder, the Depositor shall timely provide to the Master Servicer all material  information  available to them which is required to be included in such reports.

        Section 5.07  Derivative Contracts.

        (a)    The Owner Trustee shall,  at the direction of the Master  Servicer,  on behalf the Trust Estate, enter into  Derivative  Contracts,  solely for the benefit of the Class SB  Certificates.  Any such  Derivative
Contract  shall  constitute  a fully  prepaid  agreement.  The Master  Servicer  shall  determine,  in its sole discretion,  whether any  Derivative  Contract  conforms to the  requirements  of Section  5.07(b) and (c). All collections,  proceeds  and other  amounts in respect of the  Derivative  Contracts  payable by the  Derivative
Counterparty  shall be distributed to the Class SB  Certificates  on the  Distribution  Date following  receipt thereof by the Owner  Trustee.  In no event shall such an  instrument  constitute  a part of any REMIC  created hereunder.  In addition,  in the event any such  instrument is  deposited,  the Trust Estate shall be deemed to be divided into two separate and discrete  sub-Trusts.  The assets of one such  sub-Trust  shall consist of all the assets of the Trust Estate other than such  instrument and the assets of the other  sub-Trust shall consist solely of such instrument.

        (b)    Any  Derivative  Contract  that  provides  for any payment  obligation  on the part of the Trust
Estate must (i) be without  recourse to the assets of the Trust Estate,  (ii) contain a  non-petition  covenant provision from the Derivative  Counterparty,  (iii) limit payment dates  thereunder to  Distribution  Dates and
(iv) contain a provision  limiting any cash payments due to the Derivative  Counterparty  on any day under such
Derivative  Contract  solely to funds  available  therefor in the  Certificate  Account to make payments to the
Holders of the Class SB Certificates on such Distribution Date.

        (c)    Each  Derivative  Contract  must (i)  provide  for the  direct  payment  of any  amounts  by the
Derivative  Counterparty  thereunder to the Certificate  Account at least one Business Day prior to the related
Distribution  Date,  (ii)  contain  an  assignment  of  all of the  Trust  Estate's  rights  (but  none  of its obligations) under such Derivative  Contract to the Owner Trustee on behalf of the Class SB  Certificateholders and shall include an express consent to the Derivative  Counterparty to such assignment,  (iii) provide that in the  event of the  occurrence  of an Event of  Default,  such  Derivative  Contract  shall  terminate  upon the direction of a majority  Percentage  Interest of the Class SB  Certificates,  and (iv) prohibit the  Derivative
Counterparty from  "setting-off" or "netting" other obligations of the Trust Estate and its Affiliates  against such Derivative Counterparty's payment obligations thereunder.

        (d)  Nothwithstanding  the  provisions  of  paragraphs  (a),  (b)  and  (c) of this  Section  5.07,  no
Derivative  Contract  shall (i) provide for the payment of any amounts  that would  otherwise be payable to the
Holders of any Class of Notes or the Credit  Enhancer,  or (ii) materially  adversely  affect the rights of the
Holders of any Class of Notes or the Credit Enhancer.

                                                  ARTICLE VI

                                         Concerning the Owner Trustee

        Section 6.01. Acceptance  of Trusts and Duties.  The Owner Trustee  accepts the trusts  hereby  created and agrees to perform its duties  hereunder  with  respect to such trusts but only upon the terms of this Trust
Agreement.  The Owner  Trustee and the  Certificate  Paying  Agent also agree to disburse  all moneys  actually received by it  constituting  part of the Owner Trust  Estate  upon the terms of the Basic  Documents  and this
Trust  Agreement.  The Owner  Trustee  shall not be  answerable  or  accountable  hereunder  or under any Basic
Document  under any  circumstances,  except  (i) for its own  willful  misconduct,  negligence  or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any  representation or warranty  contained in
Section 6.03  expressly made by the Owner Trustee.  In  particular,  but not by way of limitation  (and subject to the exceptions set forth in the preceding sentence):

        (a)    No provision of this Trust  Agreement or any Basic  Document  shall require the Owner Trustee to expend or risk funds or  otherwise  incur any  financial  liability  in the  performance  of any of its rights, duties or powers  hereunder or under any Basic Document if the Owner Trustee shall have reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured or provided to it;

        (b)    Under no  circumstances  shall the Owner  Trustee be liable  for  indebtedness  evidenced  by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

        (c)    The Owner Trustee shall not be  responsible  for or in respect of the validity or sufficiency of this  Trust  Agreement  or  for  the  due  execution  hereof  by the  Depositor  or for  the  form,  character, genuineness,  sufficiency,  value or  validity of any of the Owner  Trust  Estate,  or for or in respect of the validity or sufficiency of the Basic  Documents,  the Notes,  the  Certificates,  other than the certificate of authentication  on the  Certificates,  if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability,  duty, or obligation to any Noteholder or to any  Certificateholder,  other than as expressly provided for herein or expressly agreed to in the Basic Documents;

        (d)    The execution,  delivery,  authentication and performance by it of this Trust Agreement will not require the  authorization,  consent or approval of, the giving of notice to, the filing or registration  with, or the taking of any other action with respect to, any governmental authority or agency;

        (e)    The Owner  Trustee  shall not be liable for the  default or  misconduct  of the  Depositor,  the
Indenture  Trustee or the Master  Servicer under any of the Basic  Documents or otherwise and the Owner Trustee shall have no obligation  or liability to perform the  obligations  of the Trust under this Trust  Agreement or the Basic  Documents  that are required to be performed by the  Indenture  Trustee  under the  Indenture or the
Seller under the Home Equity Loan Purchase Agreement; and

        (f)    The Owner  Trustee  shall be under no  obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement,  or to institute,  conduct or defend any litigation under this
Trust  Agreement  or otherwise or in relation to this Trust  Agreement or any Basic  Document,  at the request, order or direction of any of the  Certificateholders,  unless such Certificateholders have offered to the Owner
Trustee  security or  indemnity  satisfactory  to it against the costs,  expenses and  liabilities  that may be incurred  by  the  Owner  Trustee  therein  or  thereby.  The  right  of  the  Owner  Trustee  to  perform  any discretionary  act  enumerated  in this Trust  Agreement or in any Basic  Document  shall not be construed as a duty,  and the Owner  Trustee  shall not be  answerable  for other  than its  negligence,  bad faith or willful misconduct in the performance of any such act.

        Section 6.02. Furnishing  of  Documents.  The  Owner  Trustee  shall  furnish  to  the  Securityholders promptly upon receipt of a written reasonable request therefor,  duplicates or copies of all reports,  notices, requests,  demands,  certificates,  financial statements and any other instruments furnished to the Trust under the Basic Documents.

        Section 6.03. Representations  and  Warranties.  The Owner Trustee  hereby  represents  and warrants to the Depositor, for the benefit of the Certificateholders, that:

        (a)    It is a banking  corporation duly organized and validly existing in good standing under the laws of the State of Delaware.  It has all requisite  corporate power and authority to execute,  deliver and perform its obligations under this Trust Agreement;

        (b)    It has taken all  corporate  action  necessary to authorize  the execution and delivery by it of this Trust  Agreement,  and this Trust  Agreement  will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

        (c)    Neither the execution nor the delivery by it of this Trust  Agreement,  nor the  consummation by it of the  transactions  contemplated  hereby nor  compliance by it with any of the terms or provisions  hereof will  contravene any federal or Delaware law,  governmental  rule or regulation  governing the banking or trust powers of the Owner  Trustee or any  judgment  or order  binding on it, or  constitute  any  default  under its charter  documents or bylaws or any  indenture,  mortgage,  contract,  agreement or instrument to which it is a party or by which any of its properties may be bound;

        (d)    This Trust Agreement,  assuming due  authorization,  execution and delivery by the Owner Trustee and the  Depositor,  constitutes  a valid,  legal and  binding  obligation  of the Owner  Trustee,  enforceable against it in accordance with the terms hereof subject to applicable  bankruptcy,  insolvency,  reorganization, moratorium and other laws affecting the enforcement of creditors'  rights  generally and to general  principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

        (e)    The Owner  Trustee  is not in  default  with  respect to any order or decree of any court or any order,  regulation or demand of any federal,  state, municipal or governmental agency, which default might have consequences  that would  materially and adversely  affect the condition  (financial or other) or operations of the Owner Trustee or its  properties or might have  consequences  that would  materially  adversely  affect its performance hereunder; and

        (f)    No litigation is pending or, to the best of the Owner Trustee's  knowledge,  threatened  against the Owner Trustee which would  prohibit its entering into this Trust  Agreement or performing  its  obligations under this Trust Agreement.

        Section 6.04. Reliance;  Advice of Counsel.  (a) The Owner  Trustee  shall incur no liability to anyone in acting upon any signature,  instrument,  notice, resolution,  request, consent, order, certificate,  report, opinion,  bond, or other  document or paper believed by it to be genuine and believed by it to be signed by the proper  party or  parties.  The Owner  Trustee  may accept a  certified  copy of a  resolution  of the board of directors or other governing body of any corporate  party as conclusive  evidence that such resolution has been duly  adopted by such body and that the same is in full force and  effect.  As to any fact or matter the method of  determination  of which is not  specifically  prescribed  herein,  the Owner  Trustee may for all  purposes hereof rely on a  certificate,  signed by the  president  or any vice  president  or by the  treasurer or other authorized  officers of the relevant party,  as to such fact or matter and such  certificate  shall  constitute full  protection  to the Owner  Trustee  for any  action  taken or  omitted  to be taken by it in good faith in reliance thereon.

        (b)    In the exercise or  administration  of the Trust  hereunder and in the performance of its duties and obligations  under this Trust Agreement or the Basic  Documents,  the Owner Trustee (i) may act directly or through its agents,  attorneys,  custodians or nominees  (including  persons  acting under a power of attorney)
pursuant  to  agreements  entered  into with any of them,  and the Owner  Trustee  shall not be liable  for the conduct or  misconduct of such agents,  attorneys,  custodians or nominees  (including  persons  acting under a power of attorney) if such persons have been selected by the Owner Trustee with  reasonable  care, and (ii) may consult with counsel,  accountants  and other skilled  persons to be selected with reasonable care and employed by it at the  expense of the Trust.  The Owner  Trustee  shall not be liable for  anything  done,  suffered  or omitted in good  faith by it in  accordance  with the  opinion or advice of any such  counsel,  accountants  or other such Persons and not contrary to this Trust Agreement or any Basic Document.

        Section 6.05. Not Acting in  Individual  Capacity.  Except as provided in this Article VI, in accepting the trusts  hereby  created  Wilmington  Trust  Company acts solely as Owner  Trustee  hereunder and not in its individual  capacity,  and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated  by this Trust  Agreement  or any Basic  Document  shall look only to the Owner  Trust  Estate for payment or satisfaction thereof.

        Section 6.06. Owner Trustee Not Liable for Certificates or Related  Documents.  The recitals  contained herein and in the Certificates  (other than the signatures of the Owner Trustee on the  Certificates)  shall be taken as the statements of the Depositor,  and the Owner Trustee assumes no responsibility  for the correctness thereof.  The  Owner  Trustee  makes  no  representations  as to the  validity  or  sufficiency  of this  Trust
Agreement,  of any Basic  Document or of the  Certificates  (other than the  signatures of the Owner Trustee on the  Certificates)  or the Notes,  or of any Related  Documents.  The Owner  Trustee  shall at no time have any responsibility  or  liability  with  respect to the  sufficiency  of the Owner  Trust  Estate or its ability to generate the payments to be distributed to  Certificateholders  under this Trust  Agreement or the  Noteholders under  the  Indenture,  including,  the  compliance  by the  Depositor  or the  Seller  with  any  warranty  or representation  made under any Basic  Document or in any related  document or the accuracy of any such warranty or representation,  or any action of the Certificate  Paying Agent, the Certificate  Registrar or the Indenture
Trustee taken in the name of the Owner Trustee.

        Section 6.07. Owner Trustee May Own  Certificates  and Notes.  The Owner  Trustee in its  individual or any other  capacity may become the owner or pledgee of  Certificates  or Notes and may deal with the Depositor, the Seller, the Certificate  Paying Agent, the Certificate  Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                                  ARTICLE VII

                                         Compensation of Owner Trustee

        Section 7.01. Owner Trustee's Fees and Expenses.  The Owner Trustee shall receive as  compensation  for its services  hereunder  such fees as have been  separately  agreed upon before the date hereof,  and the Owner
Trustee shall be reimbursed  for its reasonable  expenses  hereunder and under the Basic  Documents,  including the reasonable compensation,  expenses and disbursements of such agents,  representatives,  experts and counsel as the Owner Trustee may reasonably  employ in connection  with the exercise and  performance of its rights and its duties  hereunder and under the Basic Documents  which shall be payable by the Master Servicer  pursuant to
Section 3.09 of the Servicing Agreement.

        Section 7.02. Indemnification.  The holder of the majority of the  Certificate  Percentage  Interest of the Class SB  Certificates  in the aggregate  shall  indemnify,  defend and hold harmless the Owner Trustee and its successors,  assigns, agents and servants  (collectively,  the "Indemnified Parties") from and against, any and  all  liabilities,  obligations,  losses,  damages,  taxes,  claims,  actions  and  suits,  and any and all reasonable  costs,  expenses and disbursements  (including  reasonable legal fees and expenses) of any kind and nature  whatsoever  (collectively,  "Expenses")  which may at any time be imposed on,  incurred by, or asserted against  the Owner  Trustee  or any  Indemnified  Party in any way  relating  to or  arising  out of this Trust
Agreement,  the Basic Documents,  the Owner Trust Estate,  the  administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, that:

               (a)    the holder of the majority of the  Certificate  Percentage  Interest of the  Certificates
shall not be liable for or required to  indemnify an  Indemnified  Party from and against  Expenses  arising or resulting  from the  Owner  Trustee's  willful  misconduct,  negligence  or bad  faith  or as a  result  of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

               (b)    with  respect to any such  claim,  the  Indemnified  Party shall have given the holder of the majority of the Certificate  Percentage Interest of the Certificates  written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

               (c)    while  maintaining  control  over its own  defense,  the  holder of the  majority  of the
Certificate  Percentage  Interest of the  Certificates  shall consult with the  Indemnified  Party in preparing such defense; and

               (d)    notwithstanding  anything  in this Trust  Agreement  to the  contrary,  the holder of the majority of the Certificate  Percentage  Interest of the Certificates shall not be liable for settlement of any claim by an  Indemnified  Party  entered  into  without the prior  consent of the holder of the majority of the
Certificate Percentage Interest of the Certificates which consent shall not be unreasonably withheld.

        The  indemnities  contained in this Section shall survive the  resignation  or termination of the Owner
Trustee  or the  termination  of this Trust  Agreement.  In the event of any claim,  action or  proceeding  for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's  choice of legal counsel,  if other than the legal counsel  retained by the Owner  Trustee in  connection  with the execution and delivery of this Trust  Agreement,  shall be subject to the  approval  of the  holder of the  majority  of the  Certificate
Percentage  Interest of the Class SB  Certificates  in the aggregate,  which approval shall not be unreasonably withheld.  In addition,  upon  written  notice to the Owner  Trustee and with the consent of the Owner  Trustee which consent shall not be  unreasonably  withheld,  the holder of the majority of the  Certificate  Percentage
Interest  of the Class SB  Certificates  in the  aggregate  has the right to assume  the  defense of any claim, action or proceeding against the Owner Trustee.

                                                 ARTICLE VIII

                                        Termination of Trust Agreement

        Section 8.01. Termination  of Trust  Agreement.  (a) This  Trust  Agreement  (other  than this  Article
VIII) and the Trust shall  terminate  and be of no further  force or effect upon the  earliest of (i) the final distribution  of all moneys or other  property or proceeds of the Owner  Trust  Estate in  accordance  with the terms of the  Indenture  and this Trust  Agreement  or (ii) the  purchase  by the Master  Servicer  of all Home
Equity Loans pursuant to Section 8.08 of the Servicing  Agreement;  provided,  however,  that in no event shall the trust  created  hereby  continue  beyond the  expiration of 21 years from the death of the last survivor of the  descendants  of Joseph P.  Kennedy,  the late  ambassador  of the United States to the Court of St. James,
living  on  the  date  hereof.  The  bankruptcy,   liquidation,   dissolution,   death  or  incapacity  of  any
Certificateholder  shall not (x) operate to  terminate  this Trust  Agreement  or the Trust or (y) entitle such
Certificateholder's  legal  representatives or heirs to claim an accounting or to take any action or proceeding in any court for a  partition  or winding up of all or any part of the Trust or the Owner  Trust  Estate or (z)
otherwise affect the rights, obligations and liabilities of the parties hereto.

        (b)    Except as provided in Section 8.01(a),  neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

        (c)    Notice  of  any   termination   of  the  Trust,   specifying   the   Payment   Date  upon  which
Certificateholders  shall  surrender  their  Certificates  to the  Certificate  Paying Agent for payment of the
final  distribution  and  cancellation,   shall  be  given  by  the  Certificate  Paying  Agent  by  letter  to
Certificateholders  and the Credit  Enhancer  mailed  within  five  Business  Days of receipt of notice of such termination  from the Owner  Trustee,  stating (i) the Payment Date upon or with respect to which final payment of the  Certificates  shall be made upon  presentation  and surrender of the  Certificates at the office of the
Certificate  Paying  Agent  therein  designated,  (ii) the amount of any such final  payment and (iii) that the
Record  Date  otherwise  applicable  to such  Payment  Date is not  applicable,  payments  being made only upon presentation  and  surrender  of the  Certificates  at the  office  of the  Certificate  Paying  Agent  therein specified.  The  Certificate  Paying  Agent  shall give such notice to the Owner  Trustee  and the  Certificate
Registrar  at the time such notice is given to  Certificateholders.  Upon  presentation  and  surrender  of the
Certificates,  the  Certificate  Paying  Agent  shall cause to be  distributed  to  Certificateholders  amounts distributable  on such Payment Date  pursuant to Section  5.01.  No such  termination  is permitted if it would result in a draw on the Policy unless the Credit Enhancer consents in writing.

        In  the  event  that  all  of  the  Certificateholders  shall  not  surrender  their  Certificates  for cancellation  within  six  months  after  the  date  specified  in the  above  mentioned  written  notice,  the
Certificate  Paying Agent shall give a second written notice to the remaining  Certificateholders  to surrender their  Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  Subject to applicable  laws with  respect to escheat of funds,  if within one year  following  the  Payment  Date on which final payment of the Certificates  was to have been made pursuant to Section 3.10, all the  Certificates  shall not have been surrendered for  cancellation,  the Certificate  Paying Agent may take appropriate  steps, or may appoint an agent to take appropriate steps, to contact the remaining  Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof shall be paid out of the funds and other assets that shall remain subject  to  this  Trust  Agreement.  Any  funds  remaining  in  the  Certificate  Distribution  Account  after exhaustion  of such  remedies  shall be  distributed  by the  Certificate  Paying  Agent to the  holder  of the majority of the Certificate Percentage Interest of the Certificates.

        (d)    Upon the  winding  up of the  Trust  and its  termination,  the Owner  Trustee  shall  cause the
Certificate  of Trust to be cancelled by filing a certificate  of  cancellation  with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

        Section 8.02. Additional Termination Requirements.

(a)     REMIC I shall be terminated in accordance  with the following  additional  requirements  including upon the  exercise by the Master  Servicer of an optional  redemption  of the Notes  pursuant to Section 8.08 of the
Servicing  Agreement,  unless the Owner  Trustee and the Master  Servicer  have  received an Opinion of Counsel
(which  Opinion of Counsel shall not be an expense of the Owner  Trustee) to the effect that the failure of any
REMIC to comply with the  requirements  of this Section 8.02 will not (i) result in the imposition on the Trust
Estate of taxes on  "prohibited  transactions,"  as described in Section 860F of the Code, or (ii) cause either
REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master  Servicer shall establish a 90-day  liquidation  period for such REMIC and specify the first day of such period in a  statement,  which the  Indenture  Trustee  shall  attach to REMIC I's final Tax Return pursuant  to  Treasury  regulations  Section  1.860F-1.  The  Master  Servicer  also shall  satisfy  all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Master  Servicer shall notify the Owner Trustee and the Indenture  Trustee at the  commencement  of such  90-day  liquidation  period  and,  at or  prior  to the  time  of  making  of the  final  payment  on the
Certificates,  the Owner  Trustee shall sell or otherwise  dispose of all of the remaining  assets of the Trust
Estate that are included in REMIC I in accordance with the terms hereof; and

(iii)   If the Master  Servicer is exercising its right to purchase the assets of the Trust Estate,  the Master
Servicer shall,  during the 90-day liquidation  period and at or prior to the Final Payment Date,  purchase all of the assets of the Trust Estate for cash.

        Each Holder of a Security and the Owner  Trustee  hereby  irrevocably  approves and appoints the Master
Servicer as its  attorney-in-fact to adopt a plan of complete  liquidation for such REMIC at the expense of the
Trust Estate in accordance with the terms and conditions of this Agreement.

                                                  ARTICLE IX

                            Successor Owner Trustees and Additional Owner Trustees

        Section 9.01. Eligibility  Requirements  for Owner  Trustee.  The Owner Trustee shall at all times be a corporation  satisfying  the  provisions  of Section  3807(a) of the  Statutory  Trust  Statute;  authorized to exercise  corporate trust powers;  having a combined capital and surplus of at least $50,000,000 and subject to supervision  or  examination  by  federal  or state  authorities;  and  having  (or  having a parent  that has)
long-term  debt  obligations  with a rating of at least A by Standard & Poor's,  Moody's  and/or Fitch Ratings.
If  such  corporation  shall  publish  reports  of  condition  at  least  annually  pursuant  to  law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purpose of this Section,  the combined  capital and surplus of such  corporation  shall be deemed to be its  combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Owner  Trustee  shall cease to be eligible in accordance  with the  provisions  of this Section 9.01,  the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

        Section 9.02. Replacement  of  Owner  Trustee.  The  Owner  Trustee  may  at  any  time  resign  and be discharged  from the  trusts  hereby  created by giving 30 days'  prior  written  notice  thereof to the Credit
Enhancer,  the Indenture  Trustee and the Depositor.  Upon receiving such notice of resignation,  the Indenture
Trustee shall  promptly  appoint a successor  Owner Trustee with the consent of the Credit  Enhancer which will not be unreasonably  withheld,  by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the resigning  Owner Trustee and one copy to the successor  Owner Trustee.  If no successor  Owner
Trustee  shall have been so appointed  and have  accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning Owner Trustee may petition any court of competent  jurisdiction  for the appointment of a successor Owner Trustee.

        If at any time the Owner  Trustee  shall cease to be  eligible in  accordance  with the  provisions  of
Section 9.01 and shall fail to resign after written  request  therefor by the Indenture  Trustee,  or if at any time the Owner  Trustee  shall be legally  unable to act, or shall be  adjudged  bankrupt  or  insolvent,  or a receiver of the Owner Trustee or of its property  shall be appointed,  or any public  officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the Indenture  Trustee may and shall at the direction of the Credit  Enhancer remove the
Owner  Trustee.  If  the  Indenture  Trustee  shall  remove  the  Owner  Trustee  under  the  authority  of the immediately  preceding  sentence,  the  Indenture  Trustee  shall  promptly  appoint a successor  Owner Trustee acceptable to the Credit Enhancer by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor  Owner Trustee,  and shall pay all fees owed to the outgoing Owner Trustee.

        Any resignation or removal of the Owner Trustee and  appointment of a successor Owner Trustee  pursuant to any of the  provisions of this Section shall not become  effective  until  acceptance of  appointment by the successor  Owner  Trustee  pursuant to Section 9.03 and payment of all fees and  expenses  owed to the outgoing
Owner Trustee.

        Section 9.03. Successor  Owner  Trustee.  Any  successor  Owner Trustee  appointed  pursuant to Section
9.02 shall execute,  acknowledge and deliver to the Indenture  Trustee and to its predecessor  Owner Trustee an instrument  accepting such appointment under this Trust Agreement,  and thereupon the resignation or removal of the predecessor  Owner Trustee shall become  effective,  and such successor Owner Trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  under  this  Trust  Agreement,  with like  effect as if  originally  named as Owner  Trustee.  The predecessor  Owner Trustee shall upon payment of its fees and expenses  deliver to the successor  Owner Trustee all  documents and  statements  and monies held by it under this Trust  Agreement;  and the  predecessor  Owner
Trustee shall execute and deliver such  instruments  and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights,  powers,  duties and obligations.

        No successor  Owner  Trustee  shall accept  appointment  as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

        Upon  acceptance  of  appointment  by a successor  Owner  Trustee  pursuant to this Section  9.03,  the
Indenture  Trustee shall mail notice thereof to all  Certificateholders,  the Credit Enhancer,  the Noteholders
and the  Rating  Agencies.  If the  Indenture  Trustee  shall  fail to mail such  notice  within 10 days  after acceptance of such  appointment by the successor  Owner Trustee,  the successor  Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

        Section 9.04. Merger or  Consolidation  of Owner  Trustee.  Any Person into which the Owner Trustee may be merged  or  converted  or with  which it may be  consolidated,  or any  Person  resulting  from any  merger, conversion or  consolidation  to which the Owner Trustee shall be a party,  or any Person  succeeding to all or substantially  all of the corporate  trust business of the Owner  Trustee,  shall be the successor of the Owner
Trustee  hereunder,  without the execution or filing of any instrument or any further act on the part of any of the parties  hereto,  anything  herein to the  contrary  notwithstanding;  provided,  that such Person shall be eligible  pursuant to Section 9.01 and,  provided,  further,  that the Owner  Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

        Section 9.05. Appointment of Co-Trustee or Separate  Trustee.  Notwithstanding  any other provisions of this Trust  Agreement,  at any time, for the purpose of meeting any legal  requirements of any  jurisdiction in which any part of the Owner Trust  Estate may at the time be located,  the Owner  Trustee  shall have the power and shall  execute and deliver all  instruments  to appoint one or more Persons to act as  co-trustee,  jointly with the Owner Trustee,  or as separate trustee or trustees,  of all or any part of the Owner Trust Estate, and to vest in such Person,  in such  capacity,  such title to the Trust or any part  thereof  and,  subject to the other  provisions of this Section,  such powers,  duties,  obligations,  rights and trusts as the Owner Trustee may consider  necessary or desirable.  No co-trustee or separate  trustee under this Trust  Agreement  shall be required to meet the terms of  eligibility  pursuant to Section  9.01 and no notice of the  appointment  of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

        Each  separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed  and act subject to the following provisions and conditions:

        (a)    All rights,  powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred  upon and  exercised  or  performed  by the Owner  Trustee and such  separate  trustee or  co-trustee jointly (it being  understood  that such separate  trustee or co-trustee  is not  authorized to act  separately without the Owner  Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction in  which  any  particular  act or acts  are to be  performed,  the  Owner  Trustee  shall  be  incompetent  or unqualified  to  perform  such  act or acts,  in which  event  such  rights,  powers,  duties  and  obligations
(including  the holding of title to the Owner Trust  Estate or any  portion  thereof in any such  jurisdiction)
shall be exercised and performed  singly by such separate  trustee or  co-trustee,  but solely at the direction of the Owner Trustee;

        (b)    No  trustee  under  this  Trust  Agreement  shall be  personally  liable by reason of any act or omission of any other trustee under this Trust Agreement; and

        (c)    The Owner Trustee may at any time accept the  resignation  of or remove any separate  trustee or co-trustee.

        Any notice,  request or other  writing given to the Owner Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if  given  to each of them.  Every instrument  appointing  any  separate  trustee  or  co-trustee  shall  refer to this  Trust  Agreement  and the conditions  of this  Article IX.  Each  separate  trustee and  co-trustee,  upon its  acceptance  of the trusts conferred,  shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly with the Owner Trustee or  separately,  as may be provided  therein,  subject to all the  provisions of this Trust Agreement,  specifically  including every provision of this Trust Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

        Any  separate  trustee  or  co-trustee  may at any time  appoint  the  Owner  Trustee  as its  agent or attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in  respect  of this  Trust  Agreement  on its  behalf  and in its name.  If any  separate  trustee or co-trustee  shall die,  become  incapable  of acting,  resign or be removed,  all of its  estates,  properties, rights,  remedies and trusts shall vest in and be exercised by the Owner  Trustee,  to the extent  permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                                   ARTICLE X

                                                 Miscellaneous

        Section 10.01.Amendments.  (a) This Trust  Agreement  may be amended  from time to time by the  parties hereto as specified in this Section  10.01,  provided that any  amendment,  except as provided in  subparagraph
(e) below,  be  accompanied  by an Opinion of  Counsel,  to the Owner  Trustee  and the Credit  Enhancer to the
effect that such  amendment (i) complies with the  provisions of this Section and (ii) will not cause the Trust to be  subject  to an entity  level tax or cause any of REMIC I or REMIC II to fail to  qualify  as a REMIC for federal income tax purposes.

        (b)    If the purpose of the amendment (as detailed  therein) is to correct any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not covered in this Trust  Agreement  (i.e., to give effect to the intent of the parties),  it shall not be necessary to obtain the consent of any Holders,  but the
Owner  Trustee  shall be  furnished  with (A) a letter from the Rating  Agencies  that the  amendment  will not result in the  downgrading  or withdrawal  of the rating then  assigned to any Security if  determined  without regard to the Policy and (B) an Opinion of Counsel to the effect  that such action  will not  adversely  affect in any  material  respect  the  interests  of any  Holders,  and the  consent of the Credit  Enhancer  shall be obtained.

        (c)    If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any Security is  outstanding  (i.e.,  technical  in nature),  it shall not be necessary to obtain the  consent of any Holder,  but the Owner  Trustee  shall be  furnished  with an Opinion of Counsel  that such amendment is  necessary or helpful to prevent the  imposition  of such taxes and is not  materially  adverse to any Holder and the consent of the Credit Enhancer shall be obtained.

        (d)    If the purpose of the  amendment  is to add or  eliminate  or change any  provision of the Trust
Agreement other than as  contemplated in (b) and (c) above,  the amendment shall require (A) the consent of the
Credit  Enhancer  and an Opinion of Counsel to the effect  that such action  will not  adversely  affect in any material  respect the  interests  of any  Holders  and (B) either (a) a letter from the Rating  Agency that the amendment  will not result in the  downgrading  or  withdrawal  of the rating then  assigned to any Security if determined  without  regard to the Policy or (b) the consent of Holders of  Certificates  evidencing a majority of the Certificate Percentage Interest of the Certificates and the Indenture Trustee;  provided,  however, that no such  amendment  shall (i) reduce in any manner  the  amount of, or delay the timing of,  payments  received that are required to be distributed  on any  Certificate  without the consent of the related  Certificateholder and the Credit  Enhancer,  or (ii) reduce the  aforesaid  percentage of  Certificates  the Holders of which are required to consent to any such  amendment,  without the consent of the Holders of all such  Certificates  then outstanding.

        (e)    If the purpose of the  amendment  is to provide for the  holding of any of the  Certificates  in book-entry form, it shall require the consent of Holders of all such Certificates  then outstanding;  provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

        (f)    If the purpose of the  amendment  is to provide  for the  issuance  of  additional  certificates representing an interest in the Trust,  it shall not be necessary to obtain the consent of any Holder,  but the
Owner  Trustee  shall be  furnished  with (A) an Opinion of Counsel  to the effect  that such  action  will not adversely  affect in any  material  respect  the  interests  of any  Holders  and (B) a letter  from the Rating
Agencies that the  amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any  Security,  if  determined  without  regard to the Policy and the consent of the Credit  Enhancer  shall be obtained.

        (g)    Promptly after the execution of any such  amendment or consent,  the Owner Trustee shall furnish written  notification  of the substance of such amendment or consent to each  Certificateholder,  the Indenture
Trustee,  the Credit  Enhancer and each of the Rating  Agencies.  It shall not be necessary  for the consent of
Certificateholders  or the Indenture  Trustee  pursuant to this Section 10.01 to approve the particular form of any proposed  amendment or consent,  but it shall be  sufficient  if such consent  shall  approve the substance thereof.  The manner of obtaining such consents (and any other consents of  Certificateholders  provided for in this Trust  Agreement or in any other Basic  Document) and of  evidencing  the  authorization  of the execution thereof by  Certificateholders  shall be subject  to such  reasonable  requirements  as the Owner  Trustee  may prescribe.

        (h)    In  connection  with the  execution of any  amendment  to any  agreement to which the Trust is a party,  other than this Trust Agreement,  the Owner Trustee shall be entitled to receive and conclusively  rely upon an Opinion of Counsel to the effect that such  amendment  is  authorized  or  permitted  by the  documents subject to such  amendment  and that all  conditions  precedent in the Basic  Documents  for the  execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

        Promptly  after the execution of any  amendment to the  Certificate  of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

        Section 10.02.No Legal  Title to Owner  Trust  Estate.  The  Certificateholders  shall  not have  legal title  to  any  part  of  the  Owner  Trust  Estate.  The  Certificateholders  shall  be  entitled  to  receive distributions  with respect to their undivided  beneficial  interest therein only in accordance with Articles V and  VIII.  No  transfer,  by  operation  of  law  or  otherwise,  of  any  right,  title  or  interest  of the
Certificateholders  to and in their  ownership  interest in the Owner Trust Estate  shall  operate to terminate this Trust  Agreement or the trusts  hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate

        Section 10.03.Limitations  on Rights of Others.  Except for Section 2.07,  the provisions of this Trust
Agreement are solely for the benefit of the Owner Trustee, the Depositor,  the  Certificateholders,  the Credit
Enhancer and, to the extent expressly provided herein,  the Indenture Trustee and the Noteholders,  and nothing in this Trust Agreement  (other than Section 2.07),  whether express or implied,  shall be construed to give to any other  Person  any legal or  equitable  right,  remedy  or claim in the Owner  Trust  Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

        Section 10.04.Notices.  (a) Unless  otherwise  expressly  specified or  permitted by the terms  hereof, all notices shall be in writing and shall be deemed given upon receipt,  if to the Owner Trustee,  addressed to
Wilmington  Trust  Company,  Corporate  Trust  Administration,  Rodney Square North,  1100 North Market Street,
Wilmington,  Delaware 19890,  Attention:  Corporate  Trust  Administration;  if to the Depositor,  addressed to
Residential  Funding  Mortgage  Securities II, Inc., 8400 Normandale  Lake Boulevard,  Suite 250,  Minneapolis,
Minnesota  55437;  if to the Credit  Enhancer,  addressed to Financial  Guaranty  Insurance  Company,  125 Park
Avenue, New York, New York 10017,  Attention:  Research and Risk Management (Home Equity Loan Trust 2006-HSA2);
if to the Rating  Agencies,  addressed to Standard & Poor's  Ratings  Services,  a division of The  McGraw-Hill
Companies,  Inc., 55 Water Street, New York, New York 10041 Attention:  Structured Finance Department - MBS or,
as to each  party,  at such other  address  as shall be  designated  by such party in a written  notice to each other party.

        (b)    Any  notice  required  or  permitted  to be  given  to a  Certificateholder  shall  be  given by first-class  mail,  postage prepaid,  at the address of such Holder as shown in the Certificate  Register.  Any notice so mailed within the time  prescribed in this Trust  Agreement  shall be  conclusively  presumed to have been duly given, whether or not the Certificateholder receives such notice.

        (c)    A copy of any notice  delivered to the Owner Trustee or the Trust shall also be delivered to the
Depositor.

        Section 10.05.Severability.   Any   provision  of  this  Trust   Agreement   that  is   prohibited   or
unenforceable  in any  jurisdiction  shall,  as to such  jurisdiction,  be  ineffective  to the  extent of such
prohibition  or  unenforceability   without   invalidating  the  remaining  provisions  hereof,  and  any  such prohibition  or  unenforceability  in any  jurisdiction  shall  not  invalidate  or render  unenforceable  such provision in any other jurisdiction.

        Section 10.06.Separate  Counterparts.  This Trust  Agreement  may be executed by the parties  hereto in separate  counterparts,  each of which  when so  executed  and  delivered  shall be an  original,  but all such counterparts shall together constitute but one and the same instrument.

        Section 10.07.Successors  and  Assigns.  All  representations,  warranties,  covenants  and  agreements contained  herein shall be binding upon, and inure to the benefit of, each of the Depositor,  the Owner Trustee and its  successors  and each  Certificateholder  and its  successors  and  permitted  assigns,  all as  herein provided and the Credit  Enhancer.  Any request,  notice,  direction,  consent,  waiver or other  instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

        Section 10.08.No  Petition.  The  Owner  Trustee,  by  entering  into  this  Trust  Agreement  and each
Certificateholder,  by  accepting  a  Certificate,  hereby  covenant  and agree  that they will not at any time institute  against the Depositor or the Trust,  or join in any  institution  against the Depositor or the Trust of,  any  bankruptcy  proceedings  under any  United  States  federal or state  bankruptcy  or  similar  law in connection  with any  obligations  to the  Certificates,  the Notes,  this Trust  Agreement or any of the Basic
Documents.

        Section 10.09.No Recourse.  Each  Certificateholder  by accepting a Certificate  acknowledges that such
Certificateholder's  Certificates  represent  beneficial  interests  in the  Trust  only  and do not  represent interests in or obligations  of the Depositor,  the Seller,  the Owner  Trustee,  the Indenture  Trustee or any
Affiliate  thereof and no recourse may be had against such parties or their assets,  except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

        Section 10.10.Headings.  The headings of the various  Articles and Sections  herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        Section 10.11.GOVERNING  LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF
THE STATE OF DELAWARE,  WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,  AND THE OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 10.12.Integration.  This Trust  Agreement  constitutes  the entire  agreement among the parties hereto  pertaining  to the  subject  matter  hereof  and  supersedes  all prior  agreements  and  understanding pertaining thereto.

        Section 10.13.Rights of Credit  Enhancer.  (a) By  accepting  its Class SB  Certificate,  each Class SB
Certificateholder  agrees that unless a Credit  Enhancer  Default  exists,  the Credit  Enhancer shall have the right to  exercise  all rights of the Class SB  Certificateholders  under this  Agreement  without  any further consent of the Class SB  Certificateholders.  Nothing in this  Section,  however,  shall alter or modify in any way,  the  fiduciary  obligations  of the Owner  Trustee to the Class SB  Certificateholders  pursuant  to this
Agreement,  or create  any  fiduciary  obligation  of the Owner  Trustee  to the  Credit  Enhancer.  The Credit
Enhancer is an express third-party beneficiary to this Agreement.

        (b)    From and after the date on which the Notes are no longer  outstanding under the Indenture and no amounts are owed to the Credit  Enhancer  pursuant to the terms of the Insurance  Agreement,  including but not limited  to,  amounts  owed to the Credit  Enhancer  in respect  of draws made on the  Policies  and for unpaid premiums,  the Credit  Enhancer  shall have no rights or benefits  hereunder  and all  references to the Credit
Enhancer in this Trust Agreement shall be disregarded.

        IN WITNESS WHEREOF,  the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.

                                            By:    /s/Tim Jacobson
                                                   Name: Tim Jacobson
                                                   Title: Vice President

                                            WILMINGTON TRUST COMPANY, not
                                            in its individual capacity but solely as
                                            Owner Trustee, except with respect
                                            to the representations and warranties
                                            contained in Section 6.03 hereof,

                                            By:    /s/Joann A. Rozell
                                                   Name: Joann A. Rozell
                                                   Title: Assistant Vice President

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A.
Indenture Trustee, as Certificate
Registrar and Certificate
Paying Agent

By:     /s/Joanne Murray
       Name: Joanne Murray
       Title: Asst. Vice President

                                                   EXHIBIT A

                                        FORM OF CLASS SB-I CERTIFICATE

               THIS  CLASS  SB-I  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT TO THE TERM NOTES AND THE
VARIABLE FUNDING NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

               THIS CLASS SB-I  CERTIFICATE IS ISSUED IN THE CERTIFICATE  PERCENTAGE  INTEREST SET FORTH BELOW;
HOWEVER,  THE CERTIFICATE  PERCENTAGE  INTEREST OF THIS  CERTIFICATE MAY CHANGE IN ACCORDANCE WITH SECTION 3.12
OF THE AGREEMENT.  THE HOLDER OF THIS CLASS SB-I  CERTIFICATE  HEREBY CONSENTS TO ANY CHANGE IN ITS CERTIFICATE
PERCENTAGE INTEREST IN ACCORDANCE WITH SUCH SECTION.

               SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CLASS  SB-I  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

               THIS CLASS SB-I  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF
1933,  AS  AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE  RESOLD OR  TRANSFERRED  UNLESS IT IS
REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 3.05 OF THE AMENDED AND RESTATED TRUST AGREEMENT ("THE AGREEMENT").

               NO TRANSFER OF THIS CLASS SB-I CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE  REGISTRAR SHALL
HAVE RECEIVED  EITHER (I) A  REPRESENTATION  LETTER FROM THE  TRANSFEREE OF THIS CLASS SB-I  CERTIFICATE TO THE
EFFECT THAT SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT OR OTHER PLAN SUBJECT TO THE  PROHIBITED  TRANSACTION
RESTRICTIONS AND THE FIDUCIARY  RESPONSIBILITY  REQUIREMENTS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF
1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE "CODE"),
ANY PERSON  ACTING,  DIRECTLY OR  INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON  USING  "PLAN  ASSETS,"
WITHIN THE MEANING OF THE  DEPARTMENT  OF LABOR  REGULATIONS  SECTION  2510.3-101,  TO ACQUIRE  THIS CLASS SB-I
CERTIFICATE,  OF ANY SUCH PLAN (EACH,  A "PLAN  INVESTOR") OR (II) IF THIS CLASS SB-I  CERTIFICATE IS PRESENTED
FOR  REGISTRATION  IN THE NAME OF A PLAN  INVESTOR,  AN OPINION OF COUNSEL TO THE EFFECT  THAT THE  PURCHASE OR
HOLDING OF THIS CLASS SB-I  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN
A PROHIBITED  TRANSACTION  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF
ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR,  THE OWNER TRUSTEE,  THE MASTER SERVICER OR THE
CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

               THE  TRANSFEREE  OF THIS  CLASS SB-I  CERTIFICATE  SHALL BE  SUBJECT  TO UNITED  STATES  FEDERAL
WITHHOLDING  TAX UNLESS THE  CERTIFICATE  REGISTRAR  SHALL HAVE RECEIVED A CERTIFICATE  OF  NON-FOREIGN  STATUS
CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

               THIS CLASS SB-I CERTIFICATE  DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER,  THE
DEPOSITOR,  THE  MASTER  SERVICER,  THE  INDENTURE  TRUSTEE,  THE  OWNER  TRUSTEE  OR ANY OF  THEIR  RESPECTIVE
AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-off Date:
February 1, 2006

Date of Trust Agreement:
February 24, 2006

First Payment Date:                         Certificate Percentage Interest of
March 27, 2006                              this Certificate:  100%

Assumed Final Payment Date:
March 25, 2036

                                      HOME EQUITY LOAN-BACKED CERTIFICATE
                                               SERIES 2006-HSA2

               evidencing  a fractional  undivided  interest in the Owner Trust  Estate,  the property of which consists  primarily of the Home Equity Loans,  created by  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  II, INC.
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement referred to below).

               This Class SB-I  Certificate  is payable  solely from the assets of the Owner Trust Estate,  and does not  represent  an  obligation  of or interest in the  Depositor,  the Seller,  the Master  Servicer,  the
Indenture  Trustee,  the Owner  Trustee or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  This Class
SB-I  Certificate  is not  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by the
Depositor,  the Seller, the Master Servicer,  the Indenture Trustee,  the Owner Trustee or GMAC Mortgage Group,
Inc.  or any of their  affiliates.  None of the  Depositor,  the Seller,  the Master  Servicer,  the  Indenture
Trustee,  the Owner Trustee,  GMAC Mortgage  Group,  Inc. or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies  that  Pramwave  & Co. is the  registered  owner of the  Certificate  Percentage
Interest  evidenced by this Class SB-I  Certificate (as set forth on the face hereof) in certain  distributions with respect to the Owner Trust Estate,  consisting  primarily of the Home Equity Loans, created by Residential
Funding  Mortgage  Securities II, Inc. The Trust (as defined herein) was created  pursuant to a Trust Agreement dated as  specified  above (as  amended  and  supplemented  from time to time,  the  "Agreement")  between  the
Depositor  and  Wilmington  Trust  Company,  as owner  trustee (the "Owner  Trustee,"  which term  includes any successor entity under the Agreement),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This Class SB-I  Certificate  is issued  under and is  subject  to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this Class SB-I  Certificate  by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately  following  (the  "Payment
Date"),  commencing  on the first  Payment Date  specified  above,  to the Person in whose name this Class SB-I
Certificate  is  registered  at the close of  business  on the last day (or if such last day is not a  Business
Day, the Business Day  immediately  preceding  such last day) of the month  immediately  preceding the month of such  distribution  (the "Record  Date"),  in an amount  equal to the pro rata portion  evidenced by this Class
SB-I Certificate  (based on the Certificate  Percentage  Interest stated on the face hereon) of the Certificate
Distribution  Amount,  if any,  required to be  distributed  to Holders of  Certificates  on such Payment Date.
Distributions  on this Class SB-I  Certificate  will be made as provided in the  Agreement  by the  Certificate
Paying Agent by wire transfer or check mailed to the  Certificateholder  of record in the Certificate  Register without the  presentation  or surrender of this Class SB-I  Certificate  or the making of any notation  hereon.
Pursuant to the  Agreement,  the Trust has issued four Classes of  Certificates,  designated  as the Class SB-I
Certificates, the Class SB-II Certificates, the Class R-I Certificates and the Class R-II Certificates.

               Except  as  otherwise  provided  in the  Agreement  and  notwithstanding  the  above,  the final distribution on this Class SB-I  Certificate  will be made after due notice by the Certificate  Paying Agent of the pendency of such  distribution  and only upon  presentation and surrender of this Class SB-I Certificate at the office or agency  maintained  by the  Certificate  Registrar  for that purpose in the City and State of New
York. The initial  Security  Balance of this Class SB-I  Certificate is set forth above.  The Security  Balance hereof will be reduced to the extent of the distributions allocable to principal.

               No transfer of this Class SB-I  Certificate will be made unless such transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable state securities laws or is made in  accordance  with said Act and laws.  In the event  that such a transfer  is to be made,  (i) the
Certificate  Registrar  or the  Depositor  may  require an opinion  of  counsel  acceptable  to and in form and substance  satisfactory  to  the  Certificate  Registrar  and  the  Depositor  that  such  transfer  is  exempt
(describing  the  applicable  exemption  and  the  basis  therefor)  from  or is  being  made  pursuant  to the registration  requirements  of the  Securities Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form  described in the Agreement and
(iii)  the  Certificate  Registrar  shall  require  the  transferee  to  execute  an  investment  letter  and a
Certificate  of  Non-Foreign  Status in the form described by the Agreement (or if a Certificate of Non-Foreign
Status is not  provided,  an Opinion of Counsel as described in the  Agreement),  which  investment  letter and certificate  or  Opinion  of  Counsel  shall  not be at the  expense  of the  Trust,  the  Owner  Trustee,  the
Certificate  Registrar or the Depositor.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby  agree to,  indemnify  the  Trust,  the Owner  Trustee,  the  Depositor,  the  Master  Servicer  and the
Certificate  Registrar  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with such  federal  and state laws.  In  connection  with any such  transfer,  the  Certificate
Registrar  (unless otherwise  directed by the Depositor) will also require either (i) a representation  letter, in the form as described by the  Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the prohibited transaction restrictions or the fiduciary  responsibility  requirements of ERISA or Section  4975 of the Code,  any person  acting,  directly or  indirectly,  on behalf of any such plan or any
Person  using the "plan  assets,"  within  the  meaning of the  Department  of Labor  regulations  at 29 C.F.R.
ss.2510.3-101,  of any such plan to effect such acquisition  (each, a "Plan Investor") or (ii) if this Class SB-I
Certificate is presented for  registration in the name of a Plan Investor,  an opinion of counsel to the effect that the purchase or holding of this Class SB-I  Certificate  is  permissible  under  applicable  law, will not constitute  or result in a prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments)  and will not subject the  Depositor,  the Owner Trustee, the Master  Servicer  or the  Certificate  Registrar  to any  obligation  or  liability  in  addition  to those undertaken in the Agreement.

               This Class SB-I  Certificate is one of a duly  authorized  issue of  Certificates  designated as
Home  Equity  Loan-Backed  Certificates  of  the  Series  specified  hereon  (herein  collectively  called  the
"Certificates").  All terms used in this Class SB-I  Certificate  which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

               The  Certificateholder,  by its acceptance of this Class SB-I  Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Distribution  Account that have been released from the
Lien of the Indenture for payment  hereunder and that neither the Owner Trustee in its individual  capacity nor the  Depositor is  personally  liable to the  Certificateholders  for any amount  payable under this Class SB-I
Certificate  or the  Agreement  or,  except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

               The Holder of this Class SB-I  Certificate  acknowledges  and agrees  that its rights to receive distributions  in respect of this Class SB-I  Certificate are  subordinated to the rights of the Noteholders as described  in the  Indenture.,  dated as of February 24, 2006,  between Home Equity Loan Trust  2006-HSA2  (the
"Trust") and JPMorgan Chase Bank, N.A., as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants and agrees that such
Certificateholder  will  not at any  time  institute  against  the  Depositor  or the  Trust,  or  join  in any institution against the Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings,  or other  proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations  relating to the  Certificates,  the Notes,  the Agreement or any of the
Basic Documents.

               The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the  consent of the  Credit  Enhancer  and an  Opinion  of Counsel to the Owner  Trustee to the
effect that such  amendment  complies  with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax.  If the purpose of the  amendment  is to correct any  mistake,  eliminate  any inconsistency,  cure any  ambiguity  or deal with any matter not  covered,  it shall not be necessary to obtain the consent of any Holder,  but the Owner  Trustee  shall be furnished  with a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating  then  assigned  to any
Security  if  determined  without  regard  to the  Policy  and the  consent  of the  Credit  Enhancer  shall be obtained.  If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any Security is outstanding,  it shall not be necessary to obtain the consent of any Holder,  but the
Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment is necessary or helpful to prevent  the  imposition  of such taxes and is not  materially  adverse  to any  Holder and the  consent of the
Credit  Enhancer  shall be  obtained.  If the purpose of the  amendment  is to add or  eliminate  or change any provision of the  Agreement,  other than as specified in the  preceding  two  sentences,  the  amendment  shall require either (a) a letter from the Rating  Agencies that the amendment will not result in the  downgrading or withdrawal of the rating then assigned to any Security,  if determined  without regard to the Policy or (b) the consent  of  Holders  of a  majority  of the  Certificate  Percentage  Interests  of the  Certificates  and the
Indenture Trustee;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received  that are  required to be  distributed  on any  Certificate  without the consent of the related  Certificateholder  and the Credit Enhancer,  or (ii) reduce the aforesaid percentage of
Certificates  the  Holders of which are  required to consent to any such  amendment  without the consent of the
Holders of all such Certificates then outstanding.

               As provided in the Agreement and subject to certain  limitations therein set forth, the transfer of this Class SB-I  Certificate is registerable  in the Certificate  Register upon surrender of this Class SB-I
Certificate for  registration of transfer at the offices or agencies of the  Certificate  Registrar  maintained in the City and State of New York,  accompanied  by a written  instrument of transfer in form  satisfactory  to the  Certificate  Registrar  duly executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same aggregate
Certificate  Percentage  Interest  will  be  issued  to the  designated  transferee.  The  initial  Certificate
Registrar appointed under the Agreement is the Indenture Trustee.

               Except  as  provided  in  the  Agreement,   the   Certificates  are  issuable  only  in  minimum
denominations  of  a  10.0000%  Certificate  Percentage  Interest  and  in  integral  multiples  of  a  0.0001%
Certificate  Percentage  Interest  in excess  thereof.  As  provided  in the  Agreement  and subject to certain limitations  therein  set  forth,  the  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations,  as requested by the Holder  surrendering  the same.  This Class SB-I  Certificate  is issued in the Certificate  Percentage  Interest above;  however,  the Certificate  Percentage Interest of this Class SB-I
Certificate  may  change in  accordance  with  Section  3.12 of the  Agreement.  The  Holder of this Class SB-I
Certificate  hereby  consents to any change in its  Certificate  Percentage  Interest in  accordance  with such
Section.

               No service charge will be made for any such registration of transfer or exchange,  but the Owner
Trustee or the  Certificate  Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar and any agent of the
Owner Trustee,  the Certificate  Paying Agent, or the Certificate  Registrar may treat the Person in whose name this  Class  SB-I  Certificate  is  registered  as the owner  hereof  for all  purposes,  and none of the Owner
Trustee,  the Certificate  Paying Agent,  the Certificate  Registrar or any such agent shall be affected by any notice to the contrary.

               This Class SB-I  Certificate  shall be governed by and construed in accordance  with the laws of the State of Delaware.

               The obligations  created by the Agreement in respect of the  Certificates  and the Trust created thereby shall  terminate  upon the earliest of (i) the final  distribution  of all moneys or other  property or proceeds of the Owner Trust Estate in  accordance  with the terms of the  Indenture  and the  Agreement or (ii)
the  purchase by the Master  Servicer  of all Home  Equity  Loans  pursuant  to Section  8.08 of the  Servicing
Agreement.

               Unless the  certificate  of  authentication  hereon  shall have been  executed by an  authorized officer of the Owner Trustee,  or an  authenticating  agent by manual  signature,  this Class SB-I  Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN  WITNESS  WHEREOF,  the Owner  Trustee,  on  behalf  of the  Trust and not in its  individual capacity, has caused this Class SB-I Certificate to be duly executed.

                                            HOME EQUITY LOAN TRUST 2006-HSA2

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity but solely as Owner Trustee

Dated:  February 24, 2006                   By:
                                                Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

                                                WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                            By: ______________________________
                                                 Authorized Signatory

                                            or JPMORGAN CHASE BANK, N.A.,
                                            not in its individual capacity but solely,
                                            as Authenticating Agent of the Trust

Dated: February 24, 2006

                                            By: ______________________________
                                                Authorized Signatory

                                                  ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE___________________________________

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

____________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________________to  transfer said  Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                             _____________________________________*/
                                                Signature Guaranteed:

                                             ____________________________*/

_________________

*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every  particular,  without  alteration,  enlargement or any change  whatever.  Such signature  must be  guaranteed  by a member firm of the New York Stock  Exchange or a commercial  bank or trust company.

                                           DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
________________________________________________________________________________________________________

for the account of ______________________________________________, account number ______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                                        FORM OF CLASS SB-II CERTIFICATE

               THIS  CLASS  SB-II  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE TERM NOTES AND THE
VARIABLE FUNDING NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

               THIS CLASS SB-II CERTIFICATE IS ISSUED IN THE PERCENTAGE INTEREST SET FORTH BELOW;  HOWEVER, THE
PERCENTAGE  INTEREST OF THIS  CERTIFICATE  MAY CHANGE IN  ACCORDANCE  WITH SECTION 3.12 OF THE  AGREEMENT.  THE
HOLDER OF THIS CLASS SB-I CERTIFICATE HEREBY CONSENTS TO ANY CHANGE IN ITS CERTIFICATE  PERCENTAGE  INTEREST IN
ACCORDANCE WITH SUCH SECTION.

               THIS CLASS SB-II  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT
OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS
REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 3.05 OF THE AMENDED AND RESTATED TRUST AGREEMENT ("THE AGREEMENT").

               NO TRANSFER  OF THIS CLASS SB-II  CERTIFICATE  SHALL BE MADE  UNLESS THE  CERTIFICATE  REGISTRAR
SHALL HAVE RECEIVED EITHER (I) A REPRESENTATION  LETTER FROM THE TRANSFEREE OF THIS CLASS SB-II  CERTIFICATE TO
THE  EFFECT  THAT  SUCH  TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT  OR  OTHER  PLAN  SUBJECT  TO THE  PROHIBITED
TRANSACTION  RESTRICTIONS  AND THE FIDUCIARY  RESPONSIBILITY  REQUIREMENTS  OF THE EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED
(THE "CODE"), ANY PERSON ACTING,  DIRECTLY OR INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN
ASSETS," WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATIONS  SECTION  2510.3-101,  TO ACQUIRE THIS CLASS
SB-II  CERTIFICATE,  OF ANY SUCH PLAN (EACH,  A "PLAN  INVESTOR")  OR (II) IF THIS CLASS SB-II  CERTIFICATE  IS
PRESENTED  FOR  REGISTRATION  IN THE NAME OF A PLAN  INVESTOR,  AN OPINION  OF  COUNSEL TO THE EFFECT  THAT THE
PURCHASE OR HOLDING OF THIS CLASS SB-II  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE LAW, WILL NOT CONSTITUTE
OR RESULT IN A PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR  COMPARABLE
PROVISIONS OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE DEPOSITOR,  THE OWNER TRUSTEE,  THE MASTER
SERVICER OR THE  CERTIFICATE  REGISTRAR TO ANY  OBLIGATION OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN THE
AGREEMENT.

               THE  TRANSFEREE  OF THIS CLASS  SB-II  CERTIFICATE  SHALL BE SUBJECT  TO UNITED  STATES  FEDERAL
WITHHOLDING  TAX UNLESS THE  CERTIFICATE  REGISTRAR  SHALL HAVE RECEIVED A CERTIFICATE  OF  NON-FOREIGN  STATUS
CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

               THIS CLASS SB-II CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER,  THE
DEPOSITOR,  THE  MASTER  SERVICER,  THE  INDENTURE  TRUSTEE,  THE  OWNER  TRUSTEE  OR ANY OF  THEIR  RESPECTIVE
AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-off Date:
February 1, 2006

Date of Trust Agreement:
February 24, 2006

First Payment Date:                         Certificate Percentage Interest of
March 27, 2006                              this Certificate:  100%

Assumed Final Payment Date:
February 25, 2036

                                      HOME EQUITY LOAN-BACKED CERTIFICATE
                                               SERIES 2006-HSA2

               evidencing  a fractional  undivided  interest in the Owner Trust  Estate,  the property of which consists  primarily of the Home Equity Loans,  created by  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  II, INC.
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement referred to below).

               This Class SB-II  Certificate is payable  solely from the assets of the Owner Trust Estate,  and does not  represent  an  obligation  of or interest in the  Depositor,  the Seller,  the Master  Servicer,  the
Indenture  Trustee,  the Owner  Trustee or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  This Class
SB-II  Certificate  is not  guaranteed  or  insured by any  governmental  agency or  instrumentality  or by the
Depositor,  the Seller, the Master Servicer,  the Indenture Trustee,  the Owner Trustee or GMAC Mortgage Group,
Inc.  or any of their  affiliates.  None of the  Depositor,  the Seller,  the Master  Servicer,  the  Indenture
Trustee,  the Owner Trustee,  GMAC Mortgage  Group,  Inc. or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies  that  Pramwave  & Co. is the  registered  owner of the  Certificate  Percentage
Interest  evidenced by this Class SB-II Certificate (as set forth on the face hereof) in certain  distributions with respect to the Owner Trust Estate,  consisting  primarily of the Home Equity Loans, created by Residential
Funding  Mortgage  Securities II, Inc. The Trust (as defined herein) was created  pursuant to a Trust Agreement dated as  specified  above (as  amended  and  supplemented  from time to time,  the  "Agreement")  between  the
Depositor  and  Wilmington  Trust  Company,  as owner  trustee (the "Owner  Trustee,"  which term  includes any successor entity under the Agreement),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This Class  SB-II  Certificate  is issued  under and is subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this Class SB-II  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately  following  (the  "Payment
Date"),  commencing on the first  Payment Date  specified  above,  to the Person in whose name this Class SB-II
Certificate  is  registered  at the close of  business  on the last day (or if such last day is not a  Business
Day, the Business Day  immediately  preceding  such last day) of the month  immediately  preceding the month of such  distribution  (the "Record  Date"),  in an amount  equal to the pro rata portion  evidenced by this Class
SB-II Certificate (based on the Certificate  Percentage  Interest stated on the face hereon) of the Certificate
Distribution  Amount,  if any,  required to be  distributed  to Holders of  Certificates  on such Payment Date.
Distributions  on this Class SB-II  Certificate  will be made as provided in the  Agreement by the  Certificate
Paying Agent by wire transfer or check mailed to the  Certificateholder  of record in the Certificate  Register without the  presentation  or surrender of this Class SB-II  Certificate or the making of any notation  hereon.
Pursuant to the  Agreement,  the Trust has issued four Classes of  Certificates,  designated  as the Class SB-I
Certificates, the Class SB-II Certificates, the Class R-I Certificates and the Class R-II Certificates.

               Except  as  otherwise  provided  in the  Agreement  and  notwithstanding  the  above,  the final distribution on this Class SB-II  Certificate will be made after due notice by the Certificate  Paying Agent of the pendency of such  distribution and only upon  presentation and surrender of this Class SB-II Certificate at the office or agency  maintained  by the  Certificate  Registrar  for that purpose in the City and State of New
York. The initial  Security  Balance of this Class SB-II  Certificate is set forth above.  The Security Balance hereof will be reduced to the extent of the distributions allocable to principal.

               No  transfer of this Class SB-II  Certificate  will be made unless such  transfer is exempt from the  registration  requirements of the Securities Act of 1933, as amended,  and any applicable state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,  (i)
the  Certificate  Registrar or the  Depositor  may require an opinion of counsel  acceptable to and in form and substance  satisfactory  to  the  Certificate  Registrar  and  the  Depositor  that  such  transfer  is  exempt
(describing  the  applicable  exemption  and  the  basis  therefor)  from  or is  being  made  pursuant  to the registration  requirements  of the  Securities Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form  described in the Agreement and
(iii)  the  Certificate  Registrar  shall  require  the  transferee  to  execute  an  investment  letter  and a
Certificate  of  Non-Foreign  Status in the form described by the Agreement (or if a Certificate of Non-Foreign
Status is not  provided,  an Opinion of Counsel as described in the  Agreement),  which  investment  letter and certificate  or  Opinion  of  Counsel  shall  not be at the  expense  of the  Trust,  the  Owner  Trustee,  the
Certificate  Registrar or the Depositor.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby  agree to,  indemnify  the  Trust,  the Owner  Trustee,  the  Depositor,  the  Master  Servicer  and the
Certificate  Registrar  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with such  federal  and state laws.  In  connection  with any such  transfer,  the  Certificate
Registrar  (unless otherwise  directed by the Depositor) will also require either (i) a representation  letter, in the form as described by the  Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the prohibited transaction restrictions or the fiduciary  responsibility  requirements of ERISA or Section  4975 of the Code,  any person  acting,  directly or  indirectly,  on behalf of any such plan or any
Person  using the "plan  assets,"  within  the  meaning of the  Department  of Labor  regulations  at 29 C.F.R.
ss.2510.3-101,  of any such plan to effect such acquisition (each, a "Plan Investor") or (ii) if this Class SB-II
Certificate is presented for  registration in the name of a Plan Investor,  an opinion of counsel to the effect that the purchase or holding of this Class SB-II  Certificate is  permissible  under  applicable  law, will not constitute  or result in a prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments)  and will not subject the  Depositor,  the Owner Trustee, the Master  Servicer  or the  Certificate  Registrar  to any  obligation  or  liability  in  addition  to those undertaken in the Agreement.

               This Class SB-II  Certificate is one of a duly authorized  issue of  Certificates  designated as
Home  Equity  Loan-Backed  Certificates  of  the  Series  specified  hereon  (herein  collectively  called  the
"Certificates").  All terms used in this Class SB-II  Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

               The  Certificateholder,  by its acceptance of this Class SB-II Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Distribution  Account that have been released from the
Lien of the Indenture for payment  hereunder and that neither the Owner Trustee in its individual  capacity nor the  Depositor is personally  liable to the  Certificateholders  for any amount  payable under this Class SB-II
Certificate  or the  Agreement  or,  except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

               The Holder of this Class SB-II  Certificate  acknowledges  and agrees that its rights to receive distributions  in respect of this Class SB-II  Certificate are subordinated to the rights of the Noteholders as described  in the  Indenture,  dated as of February 24, 2006,  between  Home Equity Loan Trust  2006-HSA2  (the
"Trust") and JPMorgan Chase Bank, N.A., as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants and agrees that such
Certificateholder  will  not at any  time  institute  against  the  Depositor  or the  Trust,  or  join  in any institution against the Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings,  or other  proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations  relating to the  Certificates,  the Notes,  the Agreement or any of the
Basic Documents.

               The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the  consent of the  Credit  Enhancer  and an  Opinion  of Counsel to the Owner  Trustee to the
effect that such  amendment  complies  with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax.  If the purpose of the  amendment  is to correct any  mistake,  eliminate  any inconsistency,  cure any  ambiguity  or deal with any matter not  covered,  it shall not be necessary to obtain the consent of any Holder,  but the Owner  Trustee  shall be furnished  with a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating  then  assigned  to any
Security  if  determined  without  regard  to the  Policy  and the  consent  of the  Credit  Enhancer  shall be obtained.  If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any Security is outstanding,  it shall not be necessary to obtain the consent of any Holder,  but the
Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment is necessary or helpful to prevent  the  imposition  of such taxes and is not  materially  adverse  to any  Holder and the  consent of the
Credit  Enhancer  shall be  obtained.  If the purpose of the  amendment  is to add or  eliminate  or change any provision of the  Agreement,  other than as specified in the  preceding  two  sentences,  the  amendment  shall require either (a) a letter from the Rating  Agencies that the amendment will not result in the  downgrading or withdrawal of the rating then assigned to any Security,  if determined  without regard to the Policy or (b) the consent  of  Holders  of a  majority  of the  Certificate  Percentage  Interests  of the  Certificates  and the
Indenture Trustee;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received  that are  required to be  distributed  on any  Certificate  without the consent of the related  Certificateholder  and the Credit Enhancer,  or (ii) reduce the aforesaid percentage of
Certificates  the  Holders of which are  required to consent to any such  amendment  without the consent of the
Holders of all such Certificates then outstanding.

               As provided in the Agreement and subject to certain  limitations therein set forth, the transfer of this Class SB-II  Certificate  is  registerable  in the  Certificate  Register upon  surrender of this Class
SB-II  Certificate  for  registration  of transfer at the  offices or  agencies  of the  Certificate  Registrar maintained  in the City and  State of New  York,  accompanied  by a  written  instrument  of  transfer  in form satisfactory  to the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized  denominations  evidencing the same  aggregate  Certificate  Percentage  Interest  will be issued to the  designated  transferee.  The initial
Certificate Registrar appointed under the Agreement is the Indenture Trustee.

               Except  as  provided  in  the  Agreement,   the   Certificates  are  issuable  only  in  minimum
denominations  of  a  10.0000%  Certificate  Percentage  Interest  and  in  integral  multiples  of  a  0.0001%
Certificate  Percentage  Interest  in excess  thereof.  As  provided  in the  Agreement  and subject to certain limitations  therein  set  forth,  the  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations,  as requested by the Holder  surrendering  the same.  This Class SB-II  Certificate is issued in the Certificate  Percentage Interest above;  however,  the Certificate  Percentage Interest of this Class SB-II
Certificate  may change in  accordance  with  Section  3.12 of the  Agreement.  The Holder of this Class  SB-II
Certificate  hereby  consents to any change in its  Certificate  Percentage  Interest in  accordance  with such
Section.

               No service charge will be made for any such registration of transfer or exchange,  but the Owner
Trustee or the  Certificate  Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar and any agent of the
Owner Trustee,  the Certificate  Paying Agent, or the Certificate  Registrar may treat the Person in whose name this  Class  SB-II  Certificate  is  registered  as the owner  hereof for all  purposes,  and none of the Owner
Trustee,  the Certificate  Paying Agent,  the Certificate  Registrar or any such agent shall be affected by any notice to the contrary.

               This Class SB-II  Certificate  shall be governed by and construed in accordance with the laws of the State of Delaware.

               The obligations  created by the Agreement in respect of the  Certificates  and the Trust created thereby shall  terminate  upon the earliest of (i) the final  distribution  of all moneys or other  property or proceeds of the Owner Trust Estate in  accordance  with the terms of the  Indenture  and the  Agreement or (ii)
the  purchase by the Master  Servicer  of all Home  Equity  Loans  pursuant  to Section  8.08 of the  Servicing
Agreement.

               Unless the  certificate  of  authentication  hereon  shall have been  executed by an  authorized officer of the Owner Trustee,  or an  authenticating  agent by manual  signature,  this Class SB-II Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN  WITNESS  WHEREOF,  the Owner  Trustee,  on  behalf  of the  Trust and not in its  individual capacity, has caused this Class SB-II Certificate to be duly executed.

                                            HOME EQUITY LOAN TRUST 2006-HSA2

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity but solely as Owner Trustee

Dated:  February 24, 2006                   By:
                                                Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

                                                WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                            By: ______________________________
                                                 Authorized Signatory

                                            or JPMORGAN CHASE BANK, N.A.,
                                            not in its individual capacity but solely,
                                            as Authenticating Agent of the Trust

Dated: February 24, 2006

                                            By: ______________________________
                                                Authorized Signatory

                                                  ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE___________________________________

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

____________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________________to  transfer said  Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                             _____________________________________*/
                                                Signature Guaranteed:

                                             ____________________________*/

_________________

*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every  particular,  without  alteration,  enlargement or any change  whatever.  Such signature  must be  guaranteed  by a member firm of the New York Stock  Exchange or a commercial  bank or trust company.

                                           DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
________________________________________________________________________________________________________

for the account of ______________________________________________, account number ______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                                                   EXHIBIT B
                                            TO THE TRUST AGREEMENT

                                             CERTIFICATE OF TRUST

                                                      OF

                                       HOME EQUITY LOAN TRUST 2006-HSA2

        THIS  Certificate of Trust of Home Equity Loan Trust 2006-HSA2 (the "Trust") is being duly executed and filed by Wilmington  Trust company,  a Delaware  banking  corporation,  as owner  trustee,  to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Css.3801 et seq.).

        1.     Name:  The name of the statutory trust formed hereby is Home Equity Loan Trust 2006-HSA2.

        2.     Delaware  Trustee:  The name and business address of the owner trustee of the Trust in the State of Delaware is Wilmington Trust Company,  Rodney Square North, 1100 North Market Street,  Wilmington,  Delaware
19890-0001, Attention: Corporate Trust Administration.

        3.     Effective Date:  This  Certificate of Trust shall be effective upon filing with the Secretary of
State.

               IN WITNESS  WHEREOF,  the  undersigned,  being the sole owner trustee of the Trust, has executed this Certificate of Trust.

                                            WILMINGTON TRUST COMPANY,
                                            as owner trustee

                                            By:
                                                Name:
                                                Title:

                                                   EXHIBIT C

                                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description of Rule 144A Securities, including numbers:
                                _______________________________________________
                                _______________________________________________
                                _______________________________________________
                                _______________________________________________
                                         (the "Rule 144A Securities")

               The undersigned  seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

               1. In  connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or  otherwise  disposed of the Rule
144A  Securities,  any interest in the Rule 144A Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other similar  security  from,  or otherwise  approached  or negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with,  any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities under the  Securities  Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition  of the
Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the  Seller  has not  offered  the Rule 144A  Securities  to any  person  other  than the Buyer or another
"qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer  warrants  and  represents  to,  and  covenants  with,  the Owner  Trustee  and the
Depositor (as defined in the Amended and Restated Trust Agreement (the  "Agreement"))  dated as of February 24,
2006 between  Residential  Funding Mortgage  Securities II, Inc., as Depositor and Wilmington Trust Company, as
Owner Trustee pursuant to Section 3.05 of the Agreement,  and JPMorgan Chase Bank, N.A., as indenture  trustee, as follows:

               a. The Buyer  understands  that the Rule 144A Securities have not been registered under the 1933
Act or the securities laws of any state.

               b. The Buyer considers itself a substantial,  sophisticated  institutional  investor having such knowledge  and  experience in financial  and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all  information  regarding the Rule 144A  Securities  that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

               d. Neither the Buyer nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or  otherwise  disposed of the Rule 144A  Securities,  any  interest in the Rule 144A  Securities  or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the
Rule 144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar  security  from,  or otherwise  approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A
Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising  or in any other  manner,  or taken any other  action,  that would  constitute  a distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule
144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it  authorized  or will it authorize any person to act, in such manner with respect to the Rule
144A Securities.

               e. The Buyer is a  "qualified  institutional  buyer" as that term is  defined in Rule 144A under the 1933 Act and has completed  either of the forms of  certification to that effect attached hereto as Annex 1 or Annex 2. The  Buyer is aware  that the sale to it is being  made in  reliance  on Rule  144A.  The  Buyer is acquiring  the Rule 144A  Securities  for its own  account or the  accounts  of other  qualified  institutional buyers,  understands that such Rule 144A Securities may be resold,  pledged or transferred only (i) to a person reasonably  believed  to be a  qualified  institutional  buyer that  purchases  for its own  account or for the account of a  qualified  institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption  from  registration  under the 1933
Act.

               3.  [only applicable to the Class SB Certificates] [The Buyer represents that:

               (i)    either (a) or (b) is satisfied, as marked below:

                      a.     The Buyer is not any  employee  benefit plan or other plan subject to the Employee
Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or the Internal  Revenue  Code of 1986,  as
amended (the "Code") (each,  a "Plan"),  a Person  acting,  directly or indirectly,  on behalf of a Plan or any
Person acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101; or

                        b.   The  Buyer  has  provided  the  Depositor,  the  Owner  Trustee,  the  Certificate
Registrar  and the Master  Servicer  with an opinion  of  counsel,  satisfactory  to the  Depositor,  the Owner
Trustee,  the Certificate  Registrar and the Master Servicer,  to the effect that the purchase and holding of a
Certificate by or on behalf of the Buyer is  permissible  under  applicable  law, will not constitute or result in a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any  subsequent  enactments)  and will not  subject  the  Depositor,  the  Owner  Trustee,  the  Certificate
Registrar or the Master Servicer to any obligation or liability  (including  liabilities under ERISA or Section
4975 of the Code) in addition to those  undertaken in the Trust  Agreement,  which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

               (ii)   the  Buyer is  familiar  with  the  prohibited  transaction  restrictions  and  fiduciary responsibility  requirements  of  Sections  406 and 407 of ERISA and Section  4975 of the Code and  understands that each of the  parties  to which this  certification  is made is relying  and will  continue  to rely on the statements made in this paragraph 3.]

               4. This  document  may be  executed in one or more  counterparts  and by the  different  parties hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an  original;  such counterparts, together, shall constitute one and the same document.

               Capitalized  terms used herein that are not otherwise  defined shall have the meanings  ascribed thereto in Appendix A to the  indenture  dated as of February  24,  2006,  between the Trust and the  Indenture
Trustee.

               IN WITNESS  WHEREOF,  each of the parties has  executed  this  document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer

By:                                               By:
     Name:                                             Name:
     Title:                                           Title:

Taxpayer Identification:                          Taxpayer Identification:

No.                                               No.

Date:                                             Date:

                                             ANNEX 1 TO EXHIBIT C

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                            [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment  Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior Vice
President or other executive officer of the Buyer.

               2. In connection  with purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer"
as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer
owned and/or invested on a discretionary basis $______________________(1) in   securities   (except   for   the
excluded  securities  referred to below) as of the end of the  Buyer's  most  recent  fiscal year (such  amount being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the  criteria in the category marked below.

Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan  association  or similar institution),  Massachusetts or similar business trust,  partnership,  or charitable  organization described in
Section 501(c)(3) of the Internal Revenue Code.

Bank.  The  Buyer  (a) is a  national  bank or  banking  institution  organized  under  the laws of any  State, territory  or the  District of  Columbia,  the  business of which is  substantially  confined to banking and is supervised  by the State or  territorial  banking  commission  or  similar  official  or is a  foreign  bank or equivalent  institution,  and (b) has an  audited  net worth of at least  $25,000,000  as  demonstrated  in its latest annual financial statements, a copy of which is attached hereto.

Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan  association, cooperative bank,  homestead  association or similar  institution,  which is supervised and examined by a State or  Federal  authority  having  supervision  over  any  such  institutions  or is a  foreign  savings  and loan association  or  equivalent  institution  and  (b)  has  an  audited  net  worth  of at  least  $25,000,000  as demonstrated in its latest annual financial statements.

Broker-Dealer.  The Buyer is a dealer  registered  pursuant  to Section 15 of the  Securities  Exchange  Act of
1934.

Insurance  Company.  The Buyer is an insurance  company whose primary and predominant  business activity is the writing of insurance or the  reinsuring of risks  underwritten  by insurance  companies and which is subject to supervision  by the  insurance  commissioner  or a similar  official or agency of a State or  territory  or the
District of Columbia.

State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISA Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the  Employee  Retirement
Income Security Act of 1974.

Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

SBIC.  The Buyer is a Small Business  Investment  Company  licensed by the U.S.  Small Business  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Business  Development  Company.  The Buyer is a business  development  company as defined in Section 202(a)(22)
of the Investment Advisers Act of 1940.

Trust  Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants  are exclusively  (a) plans  established  and maintained by a State,  its political  subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its employees, or (b) employee benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is
not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

__________

(1)  Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities

               3.     The term  "securities"  as used herein does not include (i)  securities  of issuers  that are affiliated with the Buyer,  (ii) securities that are part of an unsold  allotment to or subscription by the
Buyer,  if  the  Buyer  is a  dealer,  (iii)  bank  deposit  notes  and  certificates  of  deposit,  (iv)  loan participations,  (v) repurchase  agreements,  (vi) securities  owned but subject to a repurchase  agreement and
(vii) currency, interest rate and commodity swaps.

               4.     For purposes of determining the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further, in determining such aggregate amount,  the  Buyer  may  have  included  securities  owned  by  subsidiaries  of the  Buyer,  but only if such subsidiaries  are  consolidated  with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the investments of such  subsidiaries  are managed under the
Buyer's direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated subsidiary  of  another  enterprise  and the Buyer is not  itself a  reporting  company  under  the  Securities
Exchange Act of 1934.

               5.     The Buyer  acknowledges  that it is  familiar  with Rule  144A and  understands  that the seller to it and other  parties  related to the Rule 144A  Securities  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___      ___   Will the Buyer be purchasing the Rule 144A
Yes      No    Securities only for the Buyer's own account?

               6.     If the answer to the  foregoing  question is "no",  the Buyer agrees that,  in connection with any  purchase of  securities  sold to the Buyer for the account of a third party  (including  any separate account) in reliance on Rule 144A,  the Buyer will only  purchase  for the account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer agrees that the Buyer  will not  purchase  securities  for a third  party  unless  the Buyer  has  obtained  a current representation  letter from such third  party or taken other  appropriate  steps  contemplated  by Rule 144A to conclude  that such third party  independently  meets the  definition of  "qualified  institutional  buyer" set forth in Rule 144A.

               7.     The Buyer will  notify  each of the  parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's  purchase of Rule
144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By: __________________________________
                                                 Name:
                                                 Title:

                                            Date:

                                             ANNEX 2 TO EXHIBIT C

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                             [For Buyers That Are Registered Investment Companies]

               The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule 144A  Investment
Representation to which this Certification is attached:

               1. As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer or Senior
Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in
Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because  Buyer is part of a Family of  Investment
Companies (as defined below), is such an officer of the Adviser.

               2. In connection  with  purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined  in SEC Rule 144A  because  (i) the Buyer is an  investment  company  registered  under the  Investment
Company  Act of 1940,  and (ii) as  marked  below,  the  Buyer  alone,  or the  Buyer's  Family  of  Investment
Companies,  owned at least  $100,000,000 in securities (other than the excluded  securities  referred to below)
as of the end of the Buyer's most recent  fiscal year.  For purposes of  determining  the amount of  securities owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____           The Buyer owned  $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being  calculated  in  accordance with Rule 144A).

____           The  Buyer  is  part  of  a  Family  of  Investment  Companies  which  owned  in  the  aggregate
$______________  in  securities  (other than the  excluded  securities  referred to below) as of the end of the
Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3.     The term "Family of  Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated (by virtue of being  majority  owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4.     The term  "securities"  as used herein does not include (i)  securities  of issuers  that are  affiliated  with the Buyer or are part of the Buyer's  Family of Investment  Companies,  (ii) bank deposit notes and  certificates  of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5.     The Buyer is familiar  with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase for the
Buyer's own account.

               6.     The undersigned  will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A
Securities  will  constitute a reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                            ________________________________________
                                               Print Name of Buyer

                                            By:_____________________________________
                                                Name:
                                                Title:

                                            IF AN ADVISER:

                                            _________________________________________
                                            Print Name of Buyer

                                            Date:

                                                   EXHIBIT D

                                    FORM OF INVESTOR REPRESENTATION LETTER

                                   ________________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002
Attention:  Institutional Trust Services/Structured Finance Services

               Re:    Home Equity Loan-Backed Certificates
                      Series 2006-HSA2, [Class R-__] [Class SB-__]

Ladies and Gentlemen:
                                             (the "Purchaser") intends to purchase from
 (the  "Seller")  a  ___%   Certificate   Percentage   Interest  of  Certificates  of  Series   2006-HSA2  (the
"Certificates"),  issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of February 24, 2006, between  Residential  Funding Mortgage Securities II, Inc. as depositor (the "Depositor")
and Wilmington Trust Company,  as owner trustee (the "Owner  Trustee"),  as acknowledged and agreed by JPMorgan
Chase Bank,  N.A., as  Certificate  Registrar.  All terms used herein and not otherwise  defined shall have the meanings set forth in the Trust  Agreement.  The Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

               1.     The  Purchaser  understands  that  (a) the  Certificates  have  not  been and will not be registered or qualified  under the Securities Act of 1933, as amended (the "Act") or any state  securities law,
(b) the  Depositor  is not required to so register or qualify the  Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the provisions of the Act or any state  securities law, or if an exemption  from such  registration  and  qualification  is available,  (d) the Trust  Agreement  contains restrictions  regarding the transfer of the  Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

               2.     The Purchaser is acquiring the  Certificates  for its own account for investment only and not with a view to or for sale in  connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

               3.     The Purchaser is (a) a  substantial,  sophisticated  institutional  investor  having such knowledge and  experience in financial and business  matters,  and, in particular,  in such matters  related to securities  similar  to the  Certificates,  such that it is  capable  of  evaluating  the  merits  and risks of investment  in the  Certificates,  (b)  able to bear  the  economic  risks  of  such an  investment  and (c) an
"accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4.     The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum,  dated _______,  20__, relating to the Certificates (b)] a copy of the Trust Agreement and [b] [c] such other  information  concerning the  Certificates,  the Home Equity
        Loans and the Depositor as has been  requested by the Purchaser from the Depositor or the Seller and is relevant  to the  Purchaser's  decision  to  purchase  the  Certificates.  The  Purchaser  has  had any questions  arising from such review answered by the Depositor or the Seller to the  satisfaction of the
        Purchaser.  [If the Purchaser did not purchase the Certificates  from the Seller in connection with the initial  distribution  of the  Certificates  and  was  provided  with a copy of the  Private  Placement
        Memorandum (the  "Memorandum")  relating to the original sale (the "Original Sale") of the Certificates by the Depositor,  the Purchaser  acknowledges  that such  Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor  solely for use in connection  with the Original Sale and the Depositor did not  participate in or facilitate in any way the purchase of the  Certificates by the Purchaser from the Seller,  and the Purchaser agrees that it will look solely to the Seller and not to the Depositor  with respect to any damage,  liability,  claim or expense  arising out of,  resulting from or in  connection  with (a) error or  omission,  or alleged  error or  omission,  contained in the
        Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

               5. The  Purchaser  has not and will not nor has it authorized or will it authorize any person to
(a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any Certificate or any other  similar  security to any person in any  manner,  (b) solicit any offer to buy or to accept a pledge, disposition  of other  transfer of any  Certificate,  any  interest  in any  Certificate  or any other  similar security from any person in any manner,  (c) otherwise  approach or negotiate with respect to any  Certificate, any interest in any  Certificate  or any other  similar  security  with any person in any manner,  (d) make any general  solicitation  by means of general  advertising  or in any other  manner or (e) take any other  action, that (as to any of (a) through (e) above) would  constitute a distribution  of any  Certificate  under the Act, that  would  render  the  disposition  of any  Certificate  a  violation  of  Section 5 of the Act or any state securities law, or that would require  registration or qualification  pursuant thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in  compliance  with the  provisions of the Trust
Agreement.

               6.  [only applicable to the Class SB Certificates] [The Purchaser represents:

                  (i) that either (a) or (b) is satisfied, as marked below:

                      ____   a.     The  Purchaser  is not any  employee  benefit plan or other plan subject to the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or the Internal  Revenue Code of
1986, as amended (the "Code") (each, a "Plan"),  a Person acting,  directly or indirectly,  on behalf of a Plan or any Person  acquiring  such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101; or

                      ____   b.     The  Purchaser  has  provided  the  Depositor,   the  Owner  Trustee,   the
Certificate  Registrar and the Master Servicer with an opinion of counsel,  satisfactory to the Depositor,  the
Owner Trustee, the Certificate  Registrar and the Master Servicer,  to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible  under  applicable law, will not constitute or result in a  prohibited  transaction  under  Section  406 of ERISA or Section  4975 of the Code (or  comparable provisions  of any  subsequent  enactments)  and will  not  subject  the  Depositor,  the  Owner  Trustee,  the
Certificate  Registrar or the Master  Servicer to any  obligation  or liability  (including  liabilities  under
ERISA or Section 4975 of the Code) in addition to those  undertaken  in the Trust  Agreement,  which opinion of counsel shall not be an expense of the Depositor,  the Owner Trustee,  the Certificate  Registrar or the Master
Servicer; and

               (ii) the  Purchaser is familiar  with the  prohibited  transaction  restrictions  and  fiduciary responsibility  requirements  of  Sections  406 and 407 of ERISA and Section  4975 of the Code and  understands that each of the  parties  to which this  certification  is made is relying  and will  continue  to rely on the statements made in this paragraph 6.]

               7. The Purchaser is acquiring the  Certificate  for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition;

               8. The Purchaser is not a  partnership,  grantor trust or S corporation  for federal  income tax purposes,  or, if the  Purchaser  is a  partnership,  grantor  trust or S  corporation  for federal  income tax purposes,  the  Certificates  are not more  than  50% of the  assets  of the  partnership,  grantor  trust or S corporation.

               9.  The Purchaser is not a non-United States person.

                                            Very truly yours,

                                            By:  _______________________________
                                                 Name:
                                                 Title:

                                                   EXHIBIT E

                                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                    _______________, 20

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002
Attention:  Institutional Trust Services/Structured Finance Services

               Re:    Home Equity  Loan-Backed Certificates
                      Series 2006-HSA2

Ladies and Gentlemen:

                        ___________________(the "Purchaser") intends to purchase __________________________ the
"Seller") a ___% Certificate  Percentage  Interest of [Certificates] of Series 2006-HSA2 (the  "Certificates"),
issued pursuant to the Amended and Restated Trust Agreement (the "Trust  Agreement"),  dated as of February 24,
2006, between  Residential  Funding Mortgage  Securities II, Inc. as depositor (the "Depositor") and Wilmington
Trust  Company,  as owner trustee (the "Owner  Trustee"),  as  acknowledged  and agreed by JPMorgan Chase Bank,
N.A., as  Certificate  Registrar.  All terms used herein and not otherwise  defined shall have the meanings set forth in the Trust  Agreement.  The Seller hereby  certifies,  represents and warrants to, and covenants  with, the Depositor and the Certificate Registrar that:

        Neither  the Seller nor anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate  or any other  similar  security  from any person in any manner,  (c) has  otherwise  approached  or  negotiated  with respect to any  Certificate,  any interest in any
Certificate  or any  other  similar  security  with  any  person  in any  manner,  (d)  has  made  any  general solicitation by means of general  advertising or in any other manner,  or (e) has taken any other action,  that
(as to any of (a) through (e) above) would constitute a distribution of the  Certificates  under the Securities
Act of 1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the
Act or any state securities law, or that would require  registration or  qualification  pursuant  thereto.  The
Seller will not act, in any manner set forth in the  foregoing  sentence with respect to any  Certificate.  The
Seller has not and will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Trust Agreement.

                                            Very truly yours,

                                            By:__________________________________
                                                Name:
                                                Title

                                                   EXHIBIT F

                                       CERTIFICATE OF NON-FOREIGN STATUS

        This Certificate of Non-Foreign  Status  ("certificate")  is delivered  pursuant to Section 3.05 of the
Amended  and  Restated  Trust  Agreement,  dated as of  February  24,  2006 (the  "Trust  Agreement"),  between
Residential  Funding  Mortgage  Securities  II, Inc.,  as depositor  and  Wilmington  Trust  Company,  as Owner
Trustee,  in connection  with the  acquisition  of,  transfer to or possession by the  undersigned,  whether as beneficial  owner (the  "Beneficial  Owner"),  or nominee on behalf of the Beneficial  Owner of the Home Equity
Loan-Backed  Certificates,  Series 2006-HSA2 (the  "Certificates").  Capitalized  terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

        Each  holder  must  complete  Part I, Part II (if the holder is a  nominee),  and in all cases sign and otherwise complete Part III.

        In addition, each holder shall submit with the Certificates an IRS Form W-9 relating to such holder.

        To confirm to the Trust that the  provisions of Sections 871, 881 or 1446 of the Internal  Revenue Code
(relating  to  withholding  tax on foreign  partners)  do not apply in respect of the  Certificate  held by the undersigned, the undersigned hereby certifies:

Part I - Complete Either A or B

        A.     Individual as Beneficial Owner

               1.     I am (The  Beneficial  Owner is ) not a  non-resident  alien for purposes of U.S.  income taxation;

               2.     My (The Beneficial Owner's) name and home address are:

                      ________________________; and

               3.     My  (The  Beneficial  Owner's)  U.S.  taxpayer  identification  number  (Social  Security
Number) is   _____________________________.

        B.     Corporate, Partnership or Other Entity as Beneficial - Owner

               1.                            (Name  of the  Beneficial  Owner)  is not a  foreign  corporation, foreign  partnership,  foreign  trust or foreign  estate (as those terms are  defined in the Code and  Treasury
Regulations;

               2.     The Beneficial Owner's office address and place of incorporation (if applicable) is
; and

               3.     The Beneficial Owner's U.S. employer identification number is
                      _____________________________.

Part II - Nominees

        If the  undersigned  is the nominee for the  Beneficial  Owner,  the  undersigned  certifies  that this certificate has been made in reliance upon information contained in:

                       an IRS Form W-9

                       a form such as this or substantially similar

provided to the  undersigned by an  appropriate  person and (i) the  undersigned  agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon  becomes  obsolete,  and (ii) in  connection with change in Beneficial  Owners,  the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -     Declaration

        The undersigned,  as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty
(60) days of the date that the Beneficial  Owner becomes a foreign  person.  The undersigned  understands  that this  certificate  may be  disclosed  to the  Internal  Revenue  Service  by the Trust and any false  statement contained therein could be punishable by fines, imprisonment or both.

        Under  penalties of perjury,  I declare that I have  examined  this  certificate  and to the best of my knowledge  and belief it is true,  correct and complete  and will further  declare that I will inform the Trust of any change in the  information  provided  above,  and,  if  applicable,  I further  declare  that I have the authority* to sign this document.

Name:______________________________

Title (if applicable):____________________

Signature and Date:_____________________

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                   EXHIBIT G

                                      FORM OF ERISA REPRESENTATION LETTER

                                                   _____________, 200__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

               Re:    Residential Funding Mortgage Securities II, Inc.
                      Home Equity Loan-Backed Certificates, Series 2006-HSA2

Dear Sirs:

        __________________________________  (the  "Transferee")  intends to acquire from  _____________________
(the "Transferor") a ___% Certificate  Percentage  Interest of Residential Funding Mortgage Securities II, Inc.
Home Equity  Loan-Backed  Certificates,  Series 2006-HSA2 (the  "Certificates"),  issued pursuant to an Amended and  Restated  Trust  Agreement  (the "Trust  Agreement")  dated  February 24, 2006 among  Residential  Funding
Mortgage  Securities II, Inc., as depositor (the  "Depositor")  and Wilmington  Trust Company,  as trustee (the
"Owner  Trustee").  Capitalized  terms used herein and not otherwise  defined shall have the meanings  assigned thereto in the Trust Agreement.

        The Transferee  hereby  certifies,  represents and warrants to, and covenants with, the Depositor,  the
Owner Trustee, the Certificate Registrar and the Master Servicer that either:

        (1)    The  Certificates  (i) are not being acquired by, and will not be  transferred  to, any employee benefit plan within the meaning of Section  3(3) of the Employee  Retirement  Income  Security Act of 1974,  as
amended ("ERISA"),  or other retirement  arrangement,  including individual  retirement accounts and annuities,
Keogh plans and bank collective  investment funds and insurance  company general or separate  accounts in which such plans,  accounts or arrangements are invested,  that is subject to Section 406 of ERISA or Section 4975 of the Internal  Revenue Code of 1986,  as amended (the  "Code") (any of the  foregoing,  a "Plan"),  (ii) are not being acquired with "plan assets" of a Plan within the meaning of the  Department of Labor ("DOL")  Regulations
Section  2510.3-101,  and (iii) will not be  transferred  to any entity that is deemed to be  investing in plan assets within the meaning of the DOL Regulations Section 2510.3-101; or

        (2)    The  Transferee  is  familiar  with  the  prohibited  transaction   restrictions  and  fiduciary
responsibility  requirements  of  Sections  406 and 407 of ERISA and Section  4975 of the Code and  understands that each of the  parties  to which this  certification  is made is relying  and will  continue  to rely on the statements made herein.

                                            Very truly yours,

                                            By:  ___________________________________
                                                  Name:
                                                  Title

                                                   EXHIBIT H

                                         FORM OF REPRESENTATION LETTER

                                                   _____________, 200__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

                      Re:    Residential Funding Mortgage Securities II, Inc.
                             Home Equity Loan-Backed Certificates, Series 2006-HSA2

Dear Sirs:

        __________________________________  (the  "Transferee")  intends to acquire from  _____________________
(the  "Transferor") a ___% Certificate  Percentage  Interest of Residential  Mortgage  Securities II, Inc. Home
Equity  Loan-Backed  Certificates,  Series  2006-HSA2 (the  "Certificates"),  issued  pursuant to a Amended and
Restated Trust Agreement (the "Trust  Agreement")  dated February 24, 2006 among  Residential  Funding Mortgage
Securities  II, Inc., as depositor (the  "Depositor")  and  Wilmington  Trust  Company,  as trustee (the "Owner
Trustee").  Capitalized  terms used herein and not otherwise  defined shall have the meanings  assigned thereto in the Trust Agreement.

        The Transferee  hereby  certifies,  represents and warrants to, and covenants with, the Depositor,  the
Owner Trustee, the Certificate Registrar and the Master Servicer that:

        (1)    the  Transferee  is acquiring the  Certificate  for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

        (2)    the  Transferee is not a  partnership,  grantor trust or S  corporation  for federal  income tax purposes,  or, if the  Transferee  is a  partnership,  grantor trust or S  corporation  for federal  income tax purposes,  the  Certificates  are not more  than  50% of the  assets  of the  partnership,  grantor  trust or S corporation.

                                            Very truly yours,

                                            By:_________________________________
                                                Name:
                                                Title:

                                            EXHIBIT I

                                        FORM OF CLASS R-I CERTIFICATES

THIS  CERTIFICATE  MAY  NOT  BE  HELD  BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT TO SECTION  3.05(b)(ii) OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE
SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT CONSTITUTE OR RESULT IN
A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,
AS AMENDED  ("ERISA"),  OR SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE  SERVICER,  THE  COMPANY OR THE
TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED
STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED  STATES,  OR ANY AGENCY OR
INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC,  A MAJORITY OF ITS BOARD OF  DIRECTORS IS NOT SELECTED
BY SUCH  GOVERNMENTAL  UNIT),  (B) A FOREIGN  GOVERNMENT,  ANY  INTERNATIONAL  ORGANIZATION,  OR ANY  AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION  (OTHER THAN CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE UNLESS
SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION 511 OF THE CODE ON UNRELATED  BUSINESS TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES
DESCRIBED IN SECTION  1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE
CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A),  (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO
AS A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH
TRANSFER  IS TO  IMPEDE  THE  ASSESSMENT  OR  COLLECTION  OF TAX  AND (3)  SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE
REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT  WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH
HOLDER  OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED  TO HAVE  CONSENTED  TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Cut-off Date:
February 1, 2006

Date of Trust Agreement:
February 24, 2006

First Payment Date:                         Certificate Percentage Interest of
March 27, 2006                              this Certificate:  100%

Assumed Final Payment Date:
March 25, 2036

                                      HOME EQUITY LOAN-BACKED CERTIFICATE
                                               SERIES 2006-HSA2

               evidencing  a fractional  undivided  interest in the Owner Trust  Estate,  the property of which consists  primarily of the Home Equity Loans,  created by  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  II, INC.
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement referred to below).

               This  Certificate  is payable  solely  from the assets of the Owner Trust  Estate,  and does not represent an  obligation  of or interest in the  Depositor,  the Seller,  the Master  Servicer,  the  Indenture
Trustee,  the Owner Trustee or GMAC Mortgage Group,  Inc. or any of their  affiliates.  This Certificate is not guaranteed or insured by any  governmental  agency or  instrumentality  or by the  Depositor,  the Seller,  the
Master  Servicer,  the  Indenture  Trustee,  the Owner  Trustee or GMAC  Mortgage  Group,  Inc. or any of their affiliates.  None of the  Depositor,  the  Seller,  the  Master  Servicer,  the  Indenture  Trustee,  the Owner
Trustee,  GMAC Mortgage  Group,  Inc. or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential  Funding  Corporation is the registered owner of the Certificate
Percentage  Interest  evidenced by this Certificate (as set forth on the face hereof) in certain  distributions with respect to the Owner Trust Estate,  consisting  primarily of the Home Equity Loans, created by Residential
Funding  Mortgage  Securities II, Inc. The Trust (as defined herein) was created  pursuant to a Trust Agreement dated as  specified  above (as  amended  and  supplemented  from time to time,  the  "Agreement")  between  the
Depositor  and  Wilmington  Trust  Company,  as owner  trustee (the "Owner  Trustee,"  which term  includes any successor entity under the Agreement),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately  following  (the  "Payment
Date"),  commencing on the first Payment Date specified  above, to the Person in whose name this Certificate is registered  at the close of business on the last day (or if such last day is not a Business  Day,  the Business
Day  immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution
(the "Record Date"),  in an amount equal to the pro rata portion  evidenced by this  Certificate  (based on the
Certificate  Percentage  Interest stated on the face hereon) of the Certificate  Distribution  Amount,  if any, required  to  be  distributed  to  Holders  of  Certificates  on  such  Payment  Date.  Distributions  on  this
Certificate  will be made as provided in the  Agreement by the  Certificate  Paying  Agent by wire  transfer or check  mailed to the  Certificateholder  of record in the  Certificate  Register  without the  presentation  or surrender of this Certificate or the making of any notation hereon.

               Except  as  otherwise  provided  in the  Agreement  and  notwithstanding  the  above,  the final distribution  on this  Certificate  will be made  after  due  notice  by the  Certificate  Paying  Agent of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

               Each  Certificateholder  of this  Certificate  will be deemed to have  agreed to be bound by the restrictions  set forth in the Agreement to the effect that (i) each person  holding or acquiring any Ownership
Interest in this  Certificate must be a United States Person and a Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this Certificate will be conditioned upon the delivery to the Indenture  Trustee of, among other things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,
(iii) any attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such restrictions  will be absolutely  null and void and will vest no rights in the purported  transferee,  and (iv)
if any person other than a United States Person and a Permitted  Transferee  acquires any Ownership Interest in this  Certificate  in violation  of such  restrictions,  then the  Depositor  will have the right,  in its sole discretion and without  notice to the  Certificateholder  of this  Certificate,  to sell this  Certificate to a purchaser selected by the Depositor,  which purchaser may be the Depositor,  or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

               No transfer of this Class R-I Certificate will be made unless the Certificate  Registrar (unless otherwise  directed by the Depositor)  has received (i) a  representation  letter,  in the form as described by the Agreement,  stating that the transferee is not an employee  benefit or other plan subject to the prohibited transaction  restrictions  or fiduciary  responsibility  requirements of ERISA or Section 4975 of the Code, any person  acting,  directly  or  indirectly,  on behalf of any such plan or any person  using the "plan  assets,"
within  the  meaning of the  Department  of Labor  regulations  at 29 C.F.R.ss.2510.3-101,  of any such plan to effect such acquisition  (collectively,  a "Plan  Investor") or (ii) if such transferee is a Plan Investor,  an opinion of counsel  acceptable to and in form and substance  satisfactory to the Depositor,  the Owner Trustee, the Master  Servicer  and the  Certificate  Registrar,  to the effect that the purchase or holding of a Class R
Certificate  is permissible  under  applicable  law, will not  constitute or result in a non-exempt  prohibited transaction  under  Section  406 of  ERISA  or  Section  4975 of the  Code  (or  comparable  provisions  of any subsequent  enactments)  and will not subject the  Depositor,  the Owner  Trustee,  the Master  Servicer or the
Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

               This  Certificate is one of a duly authorized  issue of  Certificates  designated as Home Equity
Loan-Backed  Certificates of the Series specified hereon (herein collectively called the  "Certificates").  All terms used in this Certificate  which are defined in the Agreement shall have the meanings  assigned to them in the Agreement.

               The  Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Distribution  Account that have been released from the Lien of the
Indenture  for  payment  hereunder  and that  neither  the Owner  Trustee in its  individual  capacity  nor the
Depositor is personally liable to the  Certificateholders  for any amount payable under this Certificate or the
Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The Holder of this Certificate  acknowledges and agrees that its rights to receive distributions in  respect  of this  Certificate  are  subordinated  to the  rights of the  Noteholders  as  described  in the
Indenture,  dated as of February 24, 2006,  between Home Equity Loan Trust 2006-HSA2 (the "Trust") and JPMorgan
Chase Bank, N.A., as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants and agrees that such
Certificateholder  will  not at any  time  institute  against  the  Depositor  or the  Trust,  or  join  in any institution against the Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings,  or other  proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations  relating to the  Certificates,  the Notes,  the Agreement or any of the
Basic Documents.

               The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the  consent of the  Credit  Enhancer  and an  Opinion  of Counsel to the Owner  Trustee to the
effect that such  amendment  complies  with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax.  If the purpose of the  amendment  is to correct any  mistake,  eliminate  any inconsistency,  cure any  ambiguity  or deal with any matter not  covered,  it shall not be necessary to obtain the consent of any Holder,  but the Owner  Trustee  shall be furnished  with a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating  then  assigned  to any
Security  if  determined  without  regard  to the  Policy  and the  consent  of the  Credit  Enhancer  shall be obtained.  If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any Security is outstanding,  it shall not be necessary to obtain the consent of any Holder,  but the
Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment is necessary or helpful to prevent  the  imposition  of such taxes and is not  materially  adverse  to any  Holder and the  consent of the
Credit  Enhancer  shall be  obtained.  If the purpose of the  amendment  is to add or  eliminate  or change any provision of the  Agreement,  other than as specified in the  preceding  two  sentences,  the  amendment  shall require either (a) a letter from the Rating  Agencies that the amendment will not result in the  downgrading or withdrawal of the rating then assigned to any Security,  if determined  without regard to the Policy or (b) the consent  of  Holders  of a  majority  of the  Certificate  Percentage  Interests  of the  Certificates  and the
Indenture Trustee;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received  that are  required to be  distributed  on any  Certificate  without the consent of the related  Certificateholder  and the Credit Enhancer,  or (ii) reduce the aforesaid percentage of
Certificates  the  Holders of which are  required to consent to any such  amendment  without the consent of the
Holders of all such Certificates then outstanding.

               As provided in the Agreement and subject to certain  limitations therein set forth, the transfer of this  Certificate  is  registerable  in the  Certificate  Register upon  surrender of this  Certificate  for registration  of transfer at the offices or agencies of the  Certificate  Registrar  maintained in the City and
State of New York,  accompanied by a written  instrument of transfer in form  satisfactory  to the  Certificate
Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new Certificates of authorized  denominations  evidencing the same aggregate  Certificate
Percentage Interest will be issued to the designated  transferee.  The initial Certificate  Registrar appointed under the Agreement is the Indenture Trustee.

               Except  as  provided  in  the  Agreement,   the   Certificates  are  issuable  only  in  minimum
denominations  of  a  10.0000%  Certificate  Percentage  Interest  and  in  integral  multiples  of  a  0.0001%
Certificate  Percentage  Interest  in excess  thereof.  As  provided  in the  Agreement  and subject to certain limitations  therein  set  forth,  the  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations,  as  requested  by  the  Holder  surrendering  the  same.  This  Certificate  is  issued  in the
Certificate  Percentage Interest above;  however,  the Certificate  Percentage Interest of this Certificate may change in accordance  with Section 3.12 of the Agreement.  The Holder of this  Certificate  hereby  consents to any change in its Certificate Percentage Interest in accordance with such Section.

               No service charge will be made for any such registration of transfer or exchange,  but the Owner
Trustee or the  Certificate  Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar and any agent of the
Owner Trustee,  the Certificate  Paying Agent, or the Certificate  Registrar may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and none of the Owner  Trustee,  the
Certificate  Paying Agent,  the Certificate  Registrar or any such agent shall be affected by any notice to the contrary.

               This Certificate  shall be governed by and construed in accordance with the laws of the State of
Delaware.

               The obligations  created by the Agreement in respect of the  Certificates  and the Trust created thereby shall  terminate  upon the earliest of (i) the final  distribution  of all moneys or other  property or proceeds of the Owner Trust Estate in  accordance  with the terms of the  Indenture  and the  Agreement or (ii)
the  purchase by the Master  Servicer  of all Home  Equity  Loans  pursuant  to Section  8.08 of the  Servicing
Agreement.

               Unless the  certificate  of  authentication  hereon  shall have been  executed by an  authorized officer of the Owner Trustee,  or an authenticating  agent by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                            HOME EQUITY LOAN TRUST 2006-HSA2

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity but solely as Owner Trustee

Dated:  February 24, 2006                   By: ________________________________
                                                Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

                                                WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                            By: ______________________________
                                                 Authorized Signatory

                                            or JPMORGAN CHASE BANK, N.A.,
                                            not in its individual capacity but solely,
                                            as Authenticating Agent of the Trust

Dated: February 24, 2006

                                            By: ______________________________
                                                Authorized Signatory

                                                  ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE___________________________________

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

____________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________________to  transfer said  Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                             _____________________________________*/
                                                Signature Guaranteed:

                                             ____________________________*/

_________________

*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every  particular,  without  alteration,  enlargement or any change  whatever.  Such signature  must be  guaranteed  by a member firm of the New York Stock  Exchange or a commercial  bank or trust company.

                                           DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
________________________________________________________________________________________________________

for the account of ______________________________________________, account number ______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                                        FORM OF CLASS R-II CERTIFICATES

THIS  CERTIFICATE  MAY  NOT  BE  HELD  BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT TO SECTION  3.05(b)(ii) OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE
SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT CONSTITUTE OR RESULT IN
A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,
AS AMENDED  ("ERISA"),  OR SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE  SERVICER,  THE  COMPANY OR THE
TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED
STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED  STATES,  OR ANY AGENCY OR
INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC,  A MAJORITY OF ITS BOARD OF  DIRECTORS IS NOT SELECTED
BY SUCH  GOVERNMENTAL  UNIT),  (B) A FOREIGN  GOVERNMENT,  ANY  INTERNATIONAL  ORGANIZATION,  OR ANY  AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION  (OTHER THAN CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE UNLESS
SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION 511 OF THE CODE ON UNRELATED  BUSINESS TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES
DESCRIBED IN SECTION  1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE
CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A),  (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO
AS A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH
TRANSFER  IS TO  IMPEDE  THE  ASSESSMENT  OR  COLLECTION  OF TAX  AND (3)  SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE
REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT  WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH
HOLDER  OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED  TO HAVE  CONSENTED  TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Cut-off Date:
February 1, 2006

Date of Trust Agreement:
February 24, 2006

First Payment Date:                         Certificate Percentage Interest of
March 27, 2006                              this Certificate:  100%

Assumed Final Payment Date:
March 25, 2036

                                      HOME EQUITY LOAN-BACKED CERTIFICATE
                                               SERIES 2006-HSA2

               evidencing  a fractional  undivided  interest in the Owner Trust  Estate,  the property of which consists  primarily of the Home Equity Loans,  created by  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  II, INC.
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement referred to below).

               This  Certificate  is payable  solely  from the assets of the Owner Trust  Estate,  and does not represent an  obligation  of or interest in the  Depositor,  the Seller,  the Master  Servicer,  the  Indenture
Trustee,  the Owner Trustee or GMAC Mortgage Group,  Inc. or any of their  affiliates.  This Certificate is not guaranteed or insured by any  governmental  agency or  instrumentality  or by the  Depositor,  the Seller,  the
Master  Servicer,  the  Indenture  Trustee,  the Owner  Trustee or GMAC  Mortgage  Group,  Inc. or any of their affiliates.  None of the  Depositor,  the  Seller,  the  Master  Servicer,  the  Indenture  Trustee,  the Owner
Trustee,  GMAC Mortgage  Group,  Inc. or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential  Funding  Corporation is the registered owner of the Certificate
Percentage  Interest  evidenced by this Certificate (as set forth on the face hereof) in certain  distributions with respect to the Owner Trust Estate,  consisting  primarily of the Home Equity Loans, created by Residential
Funding  Mortgage  Securities II, Inc. The Trust (as defined herein) was created  pursuant to a Trust Agreement dated as  specified  above (as  amended  and  supplemented  from time to time,  the  "Agreement")  between  the
Depositor  and  Wilmington  Trust  Company,  as owner  trustee (the "Owner  Trustee,"  which term  includes any successor entity under the Agreement),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately  following  (the  "Payment
Date"),  commencing on the first Payment Date specified  above, to the Person in whose name this Certificate is registered  at the close of business on the last day (or if such last day is not a Business  Day,  the Business
Day  immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution
(the "Record Date"),  in an amount equal to the pro rata portion  evidenced by this  Certificate  (based on the
Certificate  Percentage  Interest stated on the face hereon) of the Certificate  Distribution  Amount,  if any, required  to  be  distributed  to  Holders  of  Certificates  on  such  Payment  Date.  Distributions  on  this
Certificate  will be made as provided in the  Agreement by the  Certificate  Paying  Agent by wire  transfer or check  mailed to the  Certificateholder  of record in the  Certificate  Register  without the  presentation  or surrender of this Certificate or the making of any notation hereon.

               Except  as  otherwise  provided  in the  Agreement  and  notwithstanding  the  above,  the final distribution  on this  Certificate  will be made  after  due  notice  by the  Certificate  Paying  Agent of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

               Each  Certificateholder  of this  Certificate  will be deemed to have  agreed to be bound by the restrictions  set forth in the Agreement to the effect that (i) each person  holding or acquiring any Ownership
Interest in this  Certificate must be a United States Person and a Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this Certificate will be conditioned upon the delivery to the Indenture  Trustee of, among other things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,
(iii) any attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such restrictions  will be absolutely  null and void and will vest no rights in the purported  transferee,  and (iv)
if any person other than a United States Person and a Permitted  Transferee  acquires any Ownership Interest in this  Certificate  in violation  of such  restrictions,  then the  Depositor  will have the right,  in its sole discretion and without  notice to the  Certificateholder  of this  Certificate,  to sell this  Certificate to a purchaser selected by the Depositor,  which purchaser may be the Depositor,  or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

               No  transfer  of this Class R-II  Certificate  will be made  unless  the  Certificate  Registrar
(unless  otherwise  directed  by the  Depositor)  has  received  (i) a  representation  letter,  in the form as described by the  Agreement,  stating that the  transferee is not an employee  benefit or other plan subject to the prohibited transaction  restrictions or fiduciary  responsibility  requirements of ERISA or Section 4975 of the Code, any person acting,  directly or indirectly,  on behalf of any such plan or any person using the "plan assets," within the meaning of the Department of Labor regulations at 29 C.F.R.ss.2510.3-101,  of any such plan to effect such  acquisition  (collectively,  a "Plan  Investor") or (ii) if such transferee is a Plan Investor, an opinion  of  counsel  acceptable  to and in form and  substance  satisfactory  to the  Depositor,  the Owner
Trustee,  the Master  Servicer and the Certificate  Registrar,  to the effect that the purchase or holding of a
Class R  Certificate  is  permissible  under  applicable  law,  will not  constitute  or result in a non-exempt prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments) and will not subject the Depositor,  the Owner Trustee,  the Master Servicer or the
Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

               This  Certificate is one of a duly authorized  issue of  Certificates  designated as Home Equity
Loan-Backed  Certificates of the Series specified hereon (herein collectively called the  "Certificates").  All terms used in this Certificate  which are defined in the Agreement shall have the meanings  assigned to them in the Agreement.

               The  Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Distribution  Account that have been released from the Lien of the
Indenture  for  payment  hereunder  and that  neither  the Owner  Trustee in its  individual  capacity  nor the
Depositor is personally liable to the  Certificateholders  for any amount payable under this Certificate or the
Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The Holder of this Certificate  acknowledges and agrees that its rights to receive distributions in  respect  of this  Certificate  are  subordinated  to the  rights of the  Noteholders  as  described  in the
Indenture,  dated as of February 24, 2006,  between Home Equity Loan Trust 2006-HSA2 (the "Trust") and JPMorgan
Chase Bank, N.A., as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants and agrees that such
Certificateholder  will  not at any  time  institute  against  the  Depositor  or the  Trust,  or  join  in any institution against the Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings,  or other  proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations  relating to the  Certificates,  the Notes,  the Agreement or any of the
Basic Documents.

               The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the  consent of the  Credit  Enhancer  and an  Opinion  of Counsel to the Owner  Trustee to the
effect that such  amendment  complies  with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax.  If the purpose of the  amendment  is to correct any  mistake,  eliminate  any inconsistency,  cure any  ambiguity  or deal with any matter not  covered,  it shall not be necessary to obtain the consent of any Holder,  but the Owner  Trustee  shall be furnished  with a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating  then  assigned  to any
Security  if  determined  without  regard  to the  Policy  and the  consent  of the  Credit  Enhancer  shall be obtained.  If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any Security is outstanding,  it shall not be necessary to obtain the consent of any Holder,  but the
Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment is necessary or helpful to prevent  the  imposition  of such taxes and is not  materially  adverse  to any  Holder and the  consent of the
Credit  Enhancer  shall be  obtained.  If the purpose of the  amendment  is to add or  eliminate  or change any provision of the  Agreement,  other than as specified in the  preceding  two  sentences,  the  amendment  shall require either (a) a letter from the Rating  Agencies that the amendment will not result in the  downgrading or withdrawal of the rating then assigned to any Security,  if determined  without regard to the Policy or (b) the consent  of  Holders  of a  majority  of the  Certificate  Percentage  Interests  of the  Certificates  and the
Indenture Trustee;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received  that are  required to be  distributed  on any  Certificate  without the consent of the related  Certificateholder  and the Credit Enhancer,  or (ii) reduce the aforesaid percentage of
Certificates  the  Holders of which are  required to consent to any such  amendment  without the consent of the
Holders of all such Certificates then outstanding.

               As provided in the Agreement and subject to certain  limitations therein set forth, the transfer of this  Certificate  is  registerable  in the  Certificate  Register upon  surrender of this  Certificate  for registration  of transfer at the offices or agencies of the  Certificate  Registrar  maintained in the City and
State of New York,  accompanied by a written  instrument of transfer in form  satisfactory  to the  Certificate
Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new Certificates of authorized  denominations  evidencing the same aggregate  Certificate
Percentage Interest will be issued to the designated  transferee.  The initial Certificate  Registrar appointed under the Agreement is the Indenture Trustee.

               Except  as  provided  in  the  Agreement,   the   Certificates  are  issuable  only  in  minimum
denominations  of  a  10.0000%  Certificate  Percentage  Interest  and  in  integral  multiples  of  a  0.0001%
Certificate  Percentage  Interest  in excess  thereof.  As  provided  in the  Agreement  and subject to certain limitations  therein  set  forth,  the  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations,  as  requested  by  the  Holder  surrendering  the  same.  This  Certificate  is  issued  in the
Certificate  Percentage Interest above;  however,  the Certificate  Percentage Interest of this Certificate may change in accordance  with Section 3.12 of the Agreement.  The Holder of this  Certificate  hereby  consents to any change in its Certificate Percentage Interest in accordance with such Section.

               No service charge will be made for any such registration of transfer or exchange,  but the Owner
Trustee or the  Certificate  Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar and any agent of the
Owner Trustee,  the Certificate  Paying Agent, or the Certificate  Registrar may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and none of the Owner  Trustee,  the
Certificate  Paying Agent,  the Certificate  Registrar or any such agent shall be affected by any notice to the contrary.

               This Certificate  shall be governed by and construed in accordance with the laws of the State of
Delaware.

               The obligations  created by the Agreement in respect of the  Certificates  and the Trust created thereby shall  terminate  upon the earliest of (i) the final  distribution  of all moneys or other  property or proceeds of the Owner Trust Estate in  accordance  with the terms of the  Indenture  and the  Agreement or (ii)
the  purchase by the Master  Servicer  of all Home  Equity  Loans  pursuant  to Section  8.08 of the  Servicing
Agreement.

               Unless the  certificate  of  authentication  hereon  shall have been  executed by an  authorized officer of the Owner Trustee,  or an authenticating  agent by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN  WITNESS  WHEREOF,  the Owner  Trustee,  on  behalf  of the  Trust and not in its  individual capacity, has caused this Certificate to be duly executed.

                                            HOME EQUITY LOAN TRUST 2006-HSA2

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity but solely as Owner Trustee

Dated:  February 24, 2006                   By:_________________________________
                                                Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

                                                WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                            By: ______________________________
                                                 Authorized Signatory

                                            or JPMORGAN CHASE BANK, N.A.,
                                            not in its individual capacity but solely,
                                            as Authenticating Agent of the Trust

Dated: February 24, 2006

                                            By: ______________________________
                                                Authorized Signatory

                                                  ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE___________________________________

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

____________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________________to  transfer said  Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                             _____________________________________*/
                                                Signature Guaranteed:

                                             ____________________________*/

_________________

*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every  particular,  without  alteration,  enlargement or any change  whatever.  Such signature  must be  guaranteed  by a member firm of the New York Stock  Exchange or a commercial  bank or trust company.

                                           DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
________________________________________________________________________________________________________

for the account of ______________________________________________, account number ______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                                                  EXHIBIT J-1

                                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )

                                 )    ss.:

COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of  Officer]  of [Name of  Owner]  (record  or  beneficial  owner of the Home  Equity
Loan-Backed   Certificates,   Series  2006-HSA2,   Class  R-[  ]  (the  "Owner")),   a  [savings   institution]
[corporation]     duly     organized     and     existing     under    the    laws    of    [the    State    of
                                    ]  [the  United  States],  on behalf of which he makes this  affidavit  and agreement.

2.      That  the  Owner  (i) is not  and  will  not be a  "disqualified  organization"  or an  electing  large partnership as of [date of transfer] within the meaning of Sections  860E(e)(5) and 775,  respectively,  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an electing large  partnership  under Section 775(a)
of the Code,  (ii) will  endeavor to remain other than a  disqualified  organization  for so long as it retains its ownership  interest in the Class R-[ ]  Certificates,  and (iii) is acquiring the Class R-[ ]  Certificates for its own account or for the account of another  Owner from which it has received an affidavit  and agreement in  substantially  the  same  form  as this  affidavit  and  agreement.  (For  this  purpose,  a  "disqualified organization"  means an electing large partnership under Section 775 of the Code, the United States,  any state or  political  subdivision  thereof,  any agency or  instrumentality  of any of the  foregoing  (other  than an instrumentality  all of the  activities  of which are  subject  to tax and,  except for the  Federal  Home Loan
Mortgage  Corporation,  a majority of whose board of directors is not selected by any such governmental entity)
or any  foreign  government,  international  organization  or any  agency or  instrumentality  of such  foreign government or  organization,  any rural  electric or telephone  cooperative,  or any  organization  (other than certain farmers'  cooperatives)  that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on  transfers of Class R  Certificates  to disqualified  organizations  or electing large  partnerships,  under the Code, that applies to all transfers of
Class R Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships,  on each such partnership),  or, if such transfer is through an agent
(which person includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent;  (iii)
that the person  (other than with respect to transfers to electing  large  partnerships)  otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to such person an affidavit that the  transferee  is not a  disqualified  organization  and, at the time of transfer,  such person does not have  actual  knowledge  that the  affidavit  is  false;  and (iv) that the  Class  R-[ ]  Certificates  may be
"noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such  residual  interest,  unless no  significant  purpose of the  transfer  was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a  "pass-through  entity" holding Class R Certificates if either the  pass-through  entity is an  electing  large  partnership  under  Section  775 of the if at any time during the taxable year of the  pass-through  entity a  disqualified  organization  is the record  holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated  investment  company, a  real  estate  investment  trust  or  common  trust  fund,  a  partnership,  trust  or  estate,  and  certain cooperatives.)

5.      The Owner is either (i) a citizen or resident of the United States, (ii) a corporation,  partnership or other entity  treated as a corporation  or a partnership  for U.S.  federal  income tax purposes and created or organized  in or under the laws of the United  States,  any state  thereof or the  District of Columbia  (other than a partnership  that is not treated as a United States person under any applicable  Treasury  regulations),
(iii) an estate that is described in Section  7701(a)(30)(D)  of the Code, or (iv) a trust that is described in
Section 7701(a)(30)(E) of the Code.

6.      The  Owner  hereby  agrees  that it will not cause  income  from the  Class R- [ ]  Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner or another United States taxpayer.

7.      That the Owner is aware that the  Certificate  Registrar  will not register the transfer of any Class R
Certificates  unless the  transferee,  or the  transferee's  agent,  delivers to it an affidavit and agreement, among other things,  in  substantially  the same form as this  affidavit  and  agreement.  The Owner  expressly agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations contained in such affidavit and agreement are false.

8.      That the Owner has reviewed the  restrictions set forth on the face of the Class R Certificates and the provisions  of Section 3.05 of the Trust  Agreement  under which the Class R-[ ]  Certificates  were issued (in particular,  clause  (i)(A) and (i)(B) of Section 3.05 which  authorize  the  Certificate  Registrar to deliver payments to a person other than the Owner and negotiate a mandatory  sale by the Servicer  Trustee in the event the Owner holds such  Certificates  in violation of Section 3.05).  The Owner  expressly  agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to  constitute  a  reasonable  arrangement  to ensure that the Class R-[ ]  Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is                             .

11.     This  affidavit and agreement  relates only to the Class R-[ ]  Certificates  held by the Owner and not to any other  holder of the Class R-[  ]Certificates.  The Owner  understands  that the  liabilities  described herein relate only to the Class R-[  ] Certificates.

12.     That no purpose of the Owner  relating to the  transfer of any of the Class R-[ ]  Certificates  by the
Owner is or will be to impede the  assessment  or  collection  of any tax; in making this  representation,  the
Owner  warrants  that the Owner is  familiar  with (i)  Treasury  Regulation  Section  1.860E-1(c)  and  recent amendments  thereto,  effective  as of July 19,  2002,  and (ii) the  preamble  describing  the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.     That the Owner has no present  knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the  Certificates  remain  outstanding.  In this  regard,  the Owner  hereby represents  to and for the  benefit of the person from whom it acquired  the Class R-[ ]  Certificate  that the
Owner  intends to pay taxes  associated  with holding such Class R-[ ]  Certificate  as they become due,  fully understanding  that it may incur tax  liabilities  in excess  of any cash  flows  generated  by the Class R-[ ]
Certificate.

14.     That the Owner has no present  knowledge or expectation  that it will become  insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-[  ] Certificates remain outstanding.

15.     The  Purchaser  is not an employee  benefit plan or other plan  subject to the  prohibited  transaction provisions of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code"),  or an investment  manager,  named  fiduciary or a trustee of any such plan, or any other Person acting,  directly or  indirectly,  on behalf of or purchasing any
Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority of its Board of Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____________.

                                            [NAME OF OWNER]

                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

               Personally  appeared  before me the above-named  [Name of Officer],  known or proved to me to be the same person who executed the  foregoing  instrument  and to be the [Title of Officer] of the Owner, and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ____ day of __________, ____________.

                                                 NOTARY PUBLIC

                                            COUNTY OF __________________
                                            STATE OF ___________________
                                            My Commission expires the   day of _________, 20 .

                                                   EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                                  EXHIBIT J-2

                                        FORM OF TRANSFEROR CERTIFICATE

                                             _____________ , 20

Residential Funding Mortgage
  Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002
Attention:  Institutional Trust Services/Structured Finance Services

               Re:    Home Equity Loan-Backed Certificates,
                      Series 2006-HSA2, Class R-[__]

Ladies and Gentlemen:

        This  letter  is  delivered  to you in  connection  with the  transfer  by                         (the
"Seller") to                                     (the  "Purchaser") of a [__]% Percentage  Interest in the Home
Equity  Loan-Backed  Certificates,  Series  2006-HSA2,  Class R-[ ] (the  "Certificates"),  pursuant to Section
3.05 of the Trust  Agreement (the "Trust  Agreement"),  dated as of February 24, 2006 among  Residential  Asset
Mortgage  Products,  Inc., as seller (the  "Company"),  and  Wilmington  Trust  Company,  as owner trustee (the
"Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Amended and Restated Trust  Agreement.  The Seller hereby  certifies,  represents and warrants to, and covenants  with, the Company and the Trustee that:

        1.     No  purpose of the Seller  relating  to the  transfer  of the  Certificate  by the Seller to the
Purchaser is or will be to impede the assessment or collection of any tax.

        2.     The Seller  understands  that the Purchaser has delivered to the Trustee and the Master Servicer a transfer  affidavit  and  agreement  in the form  attached to the Trust  Agreement as Exhibit J-1. The Seller does not know or believe that any representation contained therein is false.

        3.     The  Seller  has at the  time  of the  transfer  conducted  a  reasonable  investigation  of the financial  condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and,
as a result of that  investigation,  the Seller has  determined  that the Purchaser has  historically  paid its debts as they  become  due and has found no  significant  evidence  to  indicate  that the  Purchaser  will not continue to pay its debts as they  become due in the  future.  The Seller  understands  that the  transfer of a
Class R-[ ]  Certificate  may not be  respected  for  United  States  income tax  purposes  (and the Seller may continue to be liable for United  States  income taxes  associated  therewith)  unless the Seller has conducted such an investigation.

        4.     The Seller has no actual  knowledge  that the proposed  Transferee  is not both a United  States
Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)

                                            By: _________________________
                                            Name:
                                            Title: